                         File Nos. 33-37459 and 811-6200
    As filed with the Securities and Exchange Commission on November 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 31                                              [X]
                                            and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 35                                                             [X]

                               SCHWAB INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
               (Address of Principal Executive Offices) (zip code)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000


                                  FRANCES COLE


                                  -------------

             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:

John H. Grady, Jr. Esq.              Martin E. Lybecker, Esq.
Morgan Lewis & Bockius LLP           Ropes & Gray
1701 Market Street                   One Franklin Square
Philadelphia, PA 19103               1301 K Street, N.W., Suite 800 East
                                     Washington, D.C.  20005


It is proposed that this filing will become effective (check appropriate box):

/ / Immediately upon filing pursuant to paragraph (b)
/X/ On November 15, 1999 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / On (date), pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / On (date), pursuant to paragraph (a)(ii) of Rule 485 if appropriate, check appropriate box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

November 15, 1999



SCHWAB
CALIFORNIA TAX-FREE
BOND FUNDS



               SCHWAB CALIFORNIA SHORT/INTERMEDIATE
               TAX-FREE BOND FUND

               SCHWAB CALIFORNIA LONG-TERM
               TAX-FREE BOND FUND



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                 SCHWABFUNDS (R)

        Schwab California Tax-Free Bond Funds

        ABOUT THE FUNDS
  4     Schwab California Short/
        Intermediate Tax-Free Bond Fund

  8     Schwab California Long-Term
        Tax-Free Bond Fund

 12     Fund Management


        INVESTING IN THE FUNDS

 14     Buying Shares

 15     Selling/Exchanging Shares

 16     Transaction Policies

 17     Distributions and Taxes

ABOUT THE FUNDS

The Schwab California Tax-Free Bond Funds seek to provide HIGH CURRENT INCOME free from federal and California state personal income taxes. Each fund has the same investment goal, but uses a DIFFERENT STRATEGY.


Because these funds invest mainly in California municipal bonds, their dividends generally are free from federal and California state personal income tax. Each fund also seeks to lower risk by investing across different sectors of the investment-grade municipal bond market.


The funds are designed for long-term investing. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB CALIFORNIA SHORT/
INTERMEDIATE TAX-FREE BOND FUND

TICKER SYMBOL: SWCSX

GOAL

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA-BBB-) -- FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest income from these securities is free from federal and California personal income tax and federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its overall portfolio between two and five years.



The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.



In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.



During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal.


SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short-and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.

4 CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

California taxpayers who are seeking double tax-free income along with the potential for lower volatility may want to consider this fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

                              CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND 5

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.



ANNUAL TOTAL RETURNS (%) AS OF 12/31

                                          94          95        96        97        98
                                        (2.08)      10.46      3.90      5.19      4.83

BEST QUARTER: 3.62% Q1 1995
WORST QUARTER: -2.45% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: 1.14%


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998


                                                              SINCE
                                 1 YEAR        5 YEARS      INCEPTION
Fund                              4.83          4.38          4.63 (1)
Lehman Brothers Three-
Year Municipal Bond Index         5.20          4.91          4.92 (2)

1 Inception: 4/21/1993.
2 From: 4/21/1993.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES

                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
MANAGEMENT FEES                                           0.30
DISTRIBUTION (12b-1) FEES                                 NONE
OTHER EXPENSES                                            0.36
                                                          ----
TOTAL ANNUAL OPERATING EXPENSES                           0.66

EXPENSE REDUCTION                                        (0.17)
                                                          ----
NET OPERATING EXPENSES*                                   0.49
                                                          ----


* Guaranteed by Schwab and the investment adviser through 10/31/2000.

EXPENSES ON A $10,000 INVESTMENT


Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

     1 YEAR       3 YEARS        5 YEARS         10 YEARS
      $67          $211           $368             $822


The performance information above shows you how the fund's performance compares to its index, which varies over time.

6 CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


FISCAL PERIODS ENDED 8/31                           1999       1998      1997      1996      1995
PER-SHARE DATA ($)
Net asset value at beginning of period              10.26     10.16      10.04     10.06      9.89
                                                   ------------------------------------------------
Income from investment operations:
   Net investment income                             0.39      0.41       0.43      0.43      0.42
   Net realized and unrealized gain (loss)
     on investments                                 (0.17)     0.11       0.12     (0.02)     0.17
                                                   ------------------------------------------------
   Total income from investment operations           0.22      0.52       0.55      0.41      0.59
Less distributions:
   Dividends from net investment income             (0.39)    (0.42)     (0.43)    (0.43)    (0.42)
                                                   ------------------------------------------------
   NET ASSET VALUE AT END OF PERIOD                 10.09     10.26      10.16     10.04     10.06
                                                   ================================================
   Total return (%)                                  2.16      5.19       5.54      4.11      6.17

RATIOS/SUPPLEMENTAL DATA (%)
Ratio of actual operating expenses to average
  net assets                                         0.49       0.49      0.49      0.49      0.50
Expense reductions reflected in above ratio          0.28      0.30       0.40      0.38      0.34
Ratio of net investment income to average net
  assets                                             3.81       4.02      4.21      4.23      4.29
Portfolio turnover rate                                 7          8        23        20        62
Net assets, end of period ($ x 1,000,000)             126         96        59        46        41

1  Annualized.

                              CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND 7

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

TICKER SYMBOL: SWCAX

GOAL

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.


STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA-BBB-) -- FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest from these securities is free from federal and California personal income tax and federal alternative minimum tax. The fund seeks to maintain an average maturity in its overall portfolio of at least ten years.



The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.



In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.



During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal.



MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab California Short/Intermediate Tax-Free Bond Fund.

Maintaining a longer average maturity does carry certain risks, however: investors should expect this fund's share price to be more volatile than that of the Schwab California Short/Intermediate Tax-Free Bond Fund.

8 CALIFORNIA LONG-TERM TAX-FREE BOND FUND

THIS FUND IS DESIGNED FOR CALIFORNIA TAXPAYERS WHO WANT DOUBLE TAX-FREE INCOME AND CAN ACCEPT HIGHER RISK IN EXCHANGE FOR POTENTIALLY HIGHER LONG-TERM RETURNS.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long average maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

                                       CALIFORNIA LONG-TERM TAX-FREE BOND FUND 9

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


ANNUAL TOTAL RETURNS (%) AS OF 12/31



                               12.88      (8.75)    19.63      4.33     10.04      6.43
                                 93         94        95        96        97        98

BEST QUARTER: 8.47% Q1 1995
WORST QUARTER: -6.74% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: -3.53%


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998


                                                             SINCE
                                  1 YEAR       5 YEARS     INCEPTION
Fund                               6.43         5.93         7.79 (1)
Lehman Brothers
General Municipal
Bond Index                         6.48         6.24         7.57 (2)

1 Inception: 2/24/1992.
2 From: 2/24/1992.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES
                                                         None
ANNUAL OPERATING EXPENSES (% of average net assets)
Management fees                                          0.30
Distribution (12b-1) fees                                None
Other expenses                                           0.34
                                                         ----
Total annual operating expenses                          0.64

EXPENSE REDUCTION                                       (0.15)
                                                         ----
NET OPERATING EXPENSES*                                  0.49
                                                         ----

* Guaranteed by Schwab and the investment adviser through 10/31/2000.


EXPENSES ON A $10,000 INVESTMENT


Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

          1 YEAR       3 YEARS        5 YEARS         10 YEARS
           $65          $205           $357            $798


The performance information above shows you how the fund's performance compares to its index, which varies over time.

10 CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

FISCAL PERIODS ENDED 8/31                          1999          1998          1997           1996         1995

PER-SHARE DATA ($)
Net asset value at beginning of period              11.52         11.10         10.63         10.53         10.40
                                                   -------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.54          0.54          0.56          0.57          0.56
   Net realized and unrealized gain (loss)
      on investments                               (0.70)         0.43          0.47          0.10          0.13
                                                   -------------------------------------------------------------
   Total income from investment operations         (0.16)         0.97          1.03          0.67          0.69
Less distributions:
   Dividends from net investment income            (0.54)        (0.55)        (0.56)        (0.57)        (0.56)
                                                   -------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                   10.82         11.52         11.10         10.63         10.53
                                                   =============================================================
Total return (%)                                   (1.57)         8.96          9.95          6.43          6.98


RATIOS/SUPPLEMENTAL DATA (%)
Ratio of actual operating expenses to
   average net assets                               0.49          0.49          0.49          0.49          0.58
Expense reductions reflected in above ratio         0.26          0.27          0.33          0.33          0.23
Ratio of net investment income to average
   net assets                                       4.69          4.79          5.17          5.30          5.54
Portfolio turnover rate                               55            28            35            36            46
Net assets, end of period ($ x 1,000,000)            202           190           125           102            90






                                     CALIFORNIA LONG-TERM TAX-FREE BOND FUND  11

FUND MANAGEMENT



THE FUND'S INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $99 BILLION UNDER MANAGEMENT.



THE INVESTMENT ADVISER for the Schwab California Tax-Free Bond Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million accounts. (All figures on this page are as of 8/31/1999.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab California Tax-Free Bond Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/1999, these fees were 0.13% for the Schwab California Short/Intermediate Tax-Free Bond Fund and 0.15% for the Schwab California Long-Term Tax-Free Bond Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

JOANNE LARKIN, a vice president of the investment adviser, has had overall responsibility for management of each fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.


YEAR 2000 ISSUE

One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

The investment adviser will continue to take steps to enable its systems to handle the year 2000 problem. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.



12 FUND MANAGEMENT

INVESTING IN THE FUNDS


As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.




                                                      INVESTING IN THE FUNDS  13

BUYING SHARES


Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.



STEP 1

CHOOSE A FUND, then decide how much you want to invest.


MINIMUM INITIAL INVESTMENT    MINIMUM ADDITIONAL INVESTMENTS     MINIMUM BALANCE
--------------------------------------------------------------------------------
$1,000                        $100                               $500
($500 for custodial                                              ($250 for custodial
accounts)                                                        accounts)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION              FEATURES
--------------------------------------------------------------------------------
Reinvestment        All dividends and capital gain distributions are invested
                    automatically in shares of your fund.

--------------------------------------------------------------------------------
Cash/reinvestment   You receive payment for dividends, while any capital gain
mix                 distributions are invested in shares of your fund.

--------------------------------------------------------------------------------
Cash                You receive payment for all dividends and capital gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.



SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.





14 INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES


Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- These funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets.

- Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-     Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-     The name and share class of the fund whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer

-     When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


METHODS FOR PLACING ORDERS


PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.



                                                      INVESTING IN THE FUNDS 15

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

- To change or waive a fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

- To withdraw or suspend any part of the offering made by this prospectus




16 INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.

THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Each fund's dividends typically are free from federal and California state and local personal income tax. Each fund's capital gain distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

While interest from municipal securities generally is free from federal income tax, some types of securities produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.



                                                       INVESTING IN THE FUNDS 17

NOTES



18 NOTES

                                                                        NOTES 19

TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds' or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room.




SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER
Schwab California
Tax-Free Bond Funds            811-6200



                                                                     PROSPECTUS
                                                             November  15, 1999


                                                                     SCHWABFUNDS


SCHWAB
CALIFORNIA TAX-FREE
BOND FUNDS

PROSPECTUS
November  15,  1999

SCHWAB
TAX-FREE BOND FUNDS


SCHWAB SHORT/INTERMEDIATE TAX-FREE
BOND FUND

SCHWAB LONG-TERM TAX-FREE BOND FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

SCHWABFUNDS(R)

        Schwab Tax-Free Bond Funds


        ABOUT THE FUNDS

  4     Schwab Short/Intermediate
        Tax-Free Bond Fund

  8     Schwab Long-Term Tax-Free
        Bond Fund

 12     Fund Management


        INVESTING IN THE FUNDS


 14     Buying Shares

 15     Selling/Exchanging Shares

 16     Transaction Policies

 17     Distributions and Taxes

ABOUT THE FUNDS

The Schwab Tax-Free Bond Funds seek to provide HIGH CURRENT INCOME free from federal income tax. Each fund has the same investment goal, but uses a DIFFERENT STRATEGY.

Because these funds invest in municipal bonds, their dividends generally are free from federal income tax. Each fund also seeks to lower risk by investing across different sectors of the investment-grade municipal bond market.

The funds are designed for long-term investing. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

TICKER SYMBOL: SWITX

GOAL

The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation.

STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA-BBB-). The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest from these securities is free from federal income tax and federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its overall portfolio between two and five years.



The fund may invest in fixed-, variable- or floating-rate securities from state issuers around the country and from municipal agencies, U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.



In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.



During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal.


SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short- and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.


4
                     SHORT/INTERMEDIATE TAX-FREE BOND FUND

MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.


Individuals in higher tax brackets who are seeking tax-free income along with the potential for lower volatility may want to consider this fund.


                                                                               5
                     SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31


           9.28     3.54      5.17     4.78
(1.12)

-------------------------------------------
   94        95       96        97       98


 BEST QUARTER: 3.00% Q1 1995
 WORST QUARTER: -2.33% Q1 1994
 YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: 0.53%



AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998


                                                  SINCE
                             1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------
 Fund                         4.78      4.28      4.57 1
 Lehman Brothers Three-
 Year Municipal Bond Index    5.20      4.91      4.92 2

1 Inception: 4/21/1993.
2 From: 4/21/1993.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                            None


ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------
 Management fees                               0.30
 Distribution (12b-1) fees                     None
 Other expenses                                0.40
                                              -----
 Total annual operating expenses               0.70

 EXPENSE REDUCTION                            (0.21)
                                              -----
 NET OPERATING EXPENSES*                       0.49
                                              -----

* Guaranteed by Schwab and the investment adviser through 10/31/2000.



EXPENSES ON A $10,000 INVESTMENT


 Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
 $72          $224            $390            $871


The performance information above shows you how the fund's performance compares to its index, which varies over time.

6
                     SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


 Fiscal periods ended 8/31                       1999      1998      1997      1996      1995
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period           10.26     10.16     10.04     10.12      9.92
                                                 ---------------------------------------------
Income from investment operations:
   Net investment income                          0.40      0.42      0.41      0.41      0.40
   Net realized and unrealized gain (loss)
   on investments                                (0.21)     0.10      0.12     (0.08)     0.20
                                                 ---------------------------------------------
   Total income from investment operations        0.19      0.52      0.53      0.33      0.60
Less distributions:
   Dividends from net investment income          (0.40)    (0.42)    (0.41)    (0.41)    (0.40)
                                                 ---------------------------------------------
NET ASSET VALUE AT END OF PERIOD                 10.05     10.26     10.16     10.04     10.12

                                                 =============================================
Total return (%)                                  1.86      5.17      5.40      3.32      6.23

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------
Ratio of actual operating expenses to average
net assets                                           0.49     0.49     0.49     0.49     0.49
Expense reductions reflected in above ratio          0.32     0.36     0.47     0.41     0.40
Ratio of net investment income to average net
assets                                               3.87     3.99     4.08     4.06     4.06
Portfolio turnover rate                                 8       22       20       44       35
Net assets, end of period ($ x 1,000,000)              87       68       54       54       53


                                                                               7
                     SHORT/INTERMEDIATE TAX-FREE BOND FUND

SCHWAB LONG-TERM TAX-FREE BOND FUND

TICKER SYMBOL: SWNTX

GOAL


The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation.


STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA-BBB-). The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest from these securities is free from federal income tax and federal alternative minimum tax. The fund seeks to maintain an average maturity in its overall portfolio of at least ten years.

The fund may invest in fixed-, variable- or floating-rate securities from state issuers around the country and from municipal agencies, U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.



During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal.

MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short/Intermediate Tax-Free Bond Fund.

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab Short/Intermediate Tax-Free Bond Fund.


8
                          LONG-TERM TAX-FREE BOND FUND

MAIN RISKS


BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.


STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.



This fund is designed for individuals in higher tax brackets who are interested in high current tax-free income and can accept a higher degree of risk to their investment.



                                                                               9
                          LONG-TERM TAX-FREE BOND FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31


13.61               18.14     4.18      9.83      6.14
        (7.04)
------------------------------------------------------
   93      94          95       96        97        98

 Best quarter: 8.03% Q1 1995
 Worst quarter: -5.88% Q1 1994
 Year-to-date performance as of 9/30/1999:  - 5.21%



AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998


                                              Since
                        1 Year   5 Years  inception
-----------------------------------------------------
 Fund                     6.14      5.93      6.97 1
 Lehman Brothers
 General Municipal
 Bond Index               6.48      6.24      7.04 2

1 Inception: 9/11/1992.
2 From: 9/11/1992.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                            None


 ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------
 Management fees                               0.30
 Distribution (12b-1) fees                     None
 Other expenses                                0.39
                                              -----
 Total annual operating expenses               0.69

 Expense reduction                            (0.20)
                                              -----
 Net operating expenses*                       0.49
                                              -----

* Guaranteed by Schwab and the investment adviser through 10/31/2000.



EXPENSES ON A $10,000 INVESTMENT


 Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 Year       3 Years        5 Years         10 Years
----------------------------------------------------
   $70          $221           $384             $859


The performance information above shows you how the fund's performance compares to its index, which varies over time.


10
                          LONG-TERM TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


 Fiscal periods ended 8/31                                   1999       1998      1997      1996      1995

 per-share data ($)
 Net asset value at beginning of period                      11.01     10.53      10.13     10.16      9.95
                                                             -----     -----      -----     -----     -----
 Income from investment operations:
    Net investment income                                     0.50      0.53       0.53      0.52      0.53
    Net realized and unrealized gain (loss) on investments   (0.85)     0.48       0.40     (0.03)     0.21
                                                             -----     -----      -----     -----     -----
    Total income from investment operations                  (0.35)     1.01       0.93      0.49      0.74
 Less distributions:
    Dividends from net investment income                     (0.50)    (0.53)    (0.53)     (0.52)    (0.53)
    Distributions from realized gain on investments          (0.05)       --        --         --        --
                                                             -----     -----      -----     -----     -----
    Total Distributions                                      (0.55)    (0.53)     (0.53)    (0.52)    (0.53)
 NET ASSET VALUE AT END OF PERIOD                            10.11     11.01      10.53     10.13     10.16
                                                             =====     =====      =====     =====     =====
 Total return (%)                                            (3.34)     9.81       9.36      4.87      7.76


 RATIOS/SUPPLEMENTAL  DATA (%)
 Ratio of actual operating expenses to average net assets    0.49       0.49      0.49      0.49      0.54
 Expense reductions reflected in above ratio                 0.32      0.37       0.53      0.45      0.39
 Ratio of net investment income to average net assets        4.59       4.76      5.09      5.06      5.40
 Portfolio turnover rate                                       35         39        61        50         70
 Net assets, end of period ($ x 1,000,000)                     90         70        47        44         41



                                                 LONG-TERM TAX-FREE BOND FUND 11

FUND MANAGEMENT


The fund's investment advisor, Charles Schwab Investment Management, Inc., has more than $99 billion under management.



THE INVESTMENT ADVISER for the Schwab Tax-Free Bond Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million accounts. (All figures on this page are as of 8/31/1999.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab Tax-Free Bond Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/1999, these fees were 0.09% for the Schwab Short/Intermediate Tax-Free Bond Fund and 0.09% for the Schwab Long-Term Tax-Free Bond Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.


JOANNE LARKIN, a vice president of the investment adviser, has had overall responsibility for management of each fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.

Year 2000 issue

One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

The investment adviser will continue to take steps to enable its systems to handle the year 2000 problem. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.

                                                              FUND MANAGEMENT 12

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

                                                       INVESTING IN THE FUNDS 13

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

 Step 1

 CHOOSE A FUND, then decide how much you want to invest.


 MINIMUM INITIAL INVESTMENT      MINIMUM ADDITIONAL INVESTMENTS      MINIMUM BALANCE
$1,000                          $100                                $500
 ($500 for custodial                                                ($250 for custodial
 accounts)                                                           accounts)


 Step 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.


OPTION                       FEATURES

Reinvestment                 All dividends and capital gain distributions are
                             invested automatically in shares of your fund.

Cash/reinvestment           You receive payment for dividends, while any
mix                          capital gain distributions are invested in
                             shares of your fund.

Cash                        You receive payment for all dividends and capital
                             gain distributions.


 Step 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.

14 INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- These funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets.

- Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

- The name and share class of the fund whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer

- When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

METHODS FOR PLACING ORDERS

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET

www.schwab.com/schwabfunds

SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab branch office.

                                                       INVESTING IN THE FUNDS 15

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

- To change or waive a fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

- To withdraw or suspend any part of the offering made by this prospectus

16 INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.

THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Each fund's dividends typically are free from federal income tax, but are subject to any state and local personal income taxes. A portion of each fund's dividends may be free from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Each fund's capital gain distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

While interest from municipal securities generally is free from federal income tax, some types of securities produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year, including a breakdown of the fund's income from each state. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

                                                       INVESTING IN THE FUNDS 17

NOTES




18 NOTES

                                                                        NOTES 19

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room.


SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov


SEC FILE NUMBER
Schwab Tax-Free Bond Funds     811-6200


PROSPECTUS
November  15,  1999
SCHWABFUNDS(R)


SCHWAB
TAX-FREE BOND FUNDS


MKT4272FLT

PROSPECTUS
NOVEMBER  15,  1999

SCHWAB

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

SCHWAB TOTAL BOND MARKET INDEX FUND



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [SCHWABFUNDS(R) LOGO]

ABOUT THE FUNDS


               SCHWAB BOND INDEX FUNDS


               ABOUT THE FUNDS


  4            Schwab Short-Term Bond Index Fund

  8            Schwab Total Bond Market Index Fund

 12            Fund Management


               INVESTING IN THE FUNDS


 14            Buying Shares

 15            Selling/Exchanging Shares

 16            Transaction Policies

 17            Distributions and Taxes

The funds in this prospectus share the same basic INVESTMENT STRATEGY: They are designed to track the price and yield performance of a bond index. Each fund tracks a different index.

This strategy distinguishes an index fund from an "actively managed" fund. Instead of choosing investments based on judgments about future market or interest rate movements, a portfolio manager looks to an index to determine which securities the fund should own.

By investing in bonds, the funds seek to provide current income to shareholders. Each fund also seeks to lower risk by diversifying broadly across the various sectors of the bond market represented in its index.

The funds are designed for long-term investing. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB SHORT-TERM
BOND MARKET INDEX FUND

TICKER SYMBOL: SWBDX


GOAL

The fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) Government/Corporate Bond Index.


INDEX


THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) GOVERNMENT/CORPORATE BOND INDEX INCLUDES INVESTMENT-GRADE GOVERNMENT AND CORPORATE BONDS that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA-BBB-). Bonds are represented in the index in proportion to their market value.


STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN BONDS THAT ARE INCLUDED IN THE INDEX. The fund normally invests at least 65% of total assets in these securities, and typically far more. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund.


Because it would be impractical to invest in every bond in the index, the fund uses quantitative techniques to assemble a portfolio whose performance is expected to track that of the index. The fund seeks to remain close to the index in its dollar-weighted average maturity.

Like many index funds, the fund may enter into swap agreements, in which one security is exchanged for another, and may invest in futures contracts and lend securities. The fund would use these securities and techniques in seeking to enhance total return and minimize the gap between its performance and that of the index. However, because of fund expenses, the fund's performance normally is somewhat below that of the index.


SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bondholder receives when the bond matures). Because of this, short-term bond prices typically do not react as strongly to interest rate changes.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer term bonds.

The index focuses on three bond market sectors, in this proportion:


BOND TYPE
-------------------------------------------------------------------------------
U.S. government                                                  75.7%
U.S. corporate                                                   19.1%
Dollar-denominated foreign issues                                 5.2%



The index has approximately 1,804 bonds and a dollar-weighted average maturity of 2.78 years. (All figures as of 8/31/1999).


4   SHORT-TERM BOND MARKET INDEX FUND

Investors who are seeking a diversified source of current income and want potentially lower volatility and lower returns, compared to a long-term fund, may want to consider this fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SHORT-TERM BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the index during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short average maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from lack of reliable issuer information to the risk of political upheaval. Although the risk of default is generally considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its bond investments, its other investment strategies also involve risks.

For example, the fund's use of quantitative techniques may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund uses to gain exposure to bonds for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement.


Additionally, the fund may have a relatively high portfolio turnover rate, which could increase transaction costs and the likelihood of capital gain distributions.


                                         SHORT-TERM BOND MARKET INDEX FUND    5

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

The fund adopted its current goal and strategies on 11/1/1997; performance before that time may have been different had its current goal and strategy been in place.


ANNUAL TOTAL RETURNS (%) AS OF 12/31

                      92      93       94       95       96      97      98
                     6.08    7.84    (2.82)    10.90    4.00    6.88    6.96

 BEST QUARTER:      4.32%     Q3   1992
 WORST QUARTER:    -2.09%     Q1   1994
 YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: 1.24%



 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998


                                                        SINCE
                                  1 YEAR   5 YEARS     INCEPTION
-------------------------------------------------------------------------------
 Fund                               6.96    5.08         6.04 1
 Lehman Brothers Short
 Government/Corporate
 Bond Index                         7.63    6.23         6.72 2

1 Inception: 11/5/1991.
2 From: 11/5/1991.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)

 SHAREHOLDER FEES
-------------------------------------------------------------------------------
                                                                       NONE


 ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
 Management fees                                                        0.30
 Distribution (12b-1) fees                                              None
 Other expenses                                                         0.36
                                                                       -----
 Total annual operating expenses                                        0.66

 Expense reduction                                                     (0.31)
                                                                       -----

 Net operating expenses*                                                0.35
                                                                       -----

* Guaranteed by Schwab and the investment adviser through 10/31/2000.


  EXPENSES ON A $10,000 INVESTMENT

 Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR                   3 YEARS             5 YEARS              10 YEARS
-----------------------------------------------------------------------------
 $67                      $211                $368                  $822


The performance information above shows you how the fund's performance compares to its index, which varies over time.


6   SHORT-TERM BOND MARKET INDEX FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).


FISCAL PERIODS ENDED 8/31                                        1999      1998      1997      1996      1995
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           9.90      9.74      9.67      9.84      9.81
                                                                ---------------------------------------------
Income from investment operations:
   Net investment income                                         0.50      0.56      0.59      0.59      0.59
   Net realized and unrealized gain (loss) on investments       (0.24)     0.17      0.07     (0.17)     0.03
                                                                ---------------------------------------------
   Total income from investment operations                       0.26      0.73      0.66      0.42      0.62
Less distributions:
   Dividends from net investment income                         (0.50)    (0.57)    (0.59)    (0.59)    (0.59)
                                                                ---------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                 9.66      9.90      9.74      9.67      9.84
                                                                =============================================
Total return (%)                                                 2.66      7.64      6.96      4.39      6.61

 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to average net assets         0.35      0.46      0.49      0.49      0.58
Expense reductions reflected in above ratio                      0.42      0.39      0.33      0.31      0.23
Ratio of net investment income to average net assets             5.11      5.58      6.02      6.03      6.11
Portfolio turnover rate                                           195       128        71        80       203
Net assets, end of period ($ x 1,000,000)                         218       157       127       134       157

                                           SHORT-TERM BOND MARKET INDEX FUND   7

SCHWAB TOTAL BOND MARKET INDEX FUND
TICKER SYMBOL: SWLBX

GOAL

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.



INDEX


THE LEHMAN BROTHERS AGGREGATE BOND INDEX INCLUDES INVESTMENT-GRADE GOVERNMENT, CORPORATE AND MORTGAGE- AND ASSET-BACKED BONDS that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA-BBB-). Bonds are represented in the index in proportion to their market value.


STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN BONDS THAT ARE INCLUDED IN THE INDEX. The fund normally invests at least 65% of total assets in these securities. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund.


Because it would be impractical to invest in every bond in the index, the fund uses quantitative techniques to assemble a portfolio whose performance is expected to track that of the index. The fund seeks to remain close to the index in its dollar-weighted average maturity.

Like many index funds, the fund may enter into swap agreements, in which one security or asset is exchanged for another, and also may invest in futures contracts and lend securities in seeking to enhance total return and minimize the gap between its performance and that of the index. However, because of fund expenses, the fund's performance normally is somewhat below that of the index.

THE BOND MARKET

The fund's index focuses on five main sectors of the bond market, in this proportion:


BOND TYPE
-----------------------------------------------------------------------------
U.S. government                                             43.0%
Mortgage-backed                                             33.7%
U.S. corporate                                              16.4%
Dollar-denominated
foreign issues                                               4.5%
Asset-backed                                                 1.2%
Commercial MBS                                               1.2%


The index has approximately 5,392 bonds and a dollar-weighted average maturity of 9.03 years. (All figures as of 8/31/1999).

By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short-Term Bond Market Index Fund, although with more share price volatility than that fund.


8   TOTAL BOND MARKET INDEX FUND

This fund is designed for investors seeking to fill the fixed income component to their asset allocation plan, and who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.


YOUR INVESTMENT FOLLOWS THE BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the index during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.


WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be. When interest rates fall, issuers tend to pay off their bonds, which may force the fund to reinvest in lower-yielding securities.

DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could hurt the fund's yield or share price. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from lack of reliable issuer information to the risk of political upheaval. Although the risk of default is generally considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

OTHER RISK FACTORS

Although the fund's main risks are those associated with its bond investments, its other investment strategies also involve risks.

For example, the fund's use of quantitative techniques may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund uses to gain exposure to bonds for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement.

Additionally, the fund may have a relatively high portfolio turnover rate, which could increase transaction costs and the likelihood of capital gain distributions.

                                                TOTAL BOND MARKET INDEX FUND   9

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

The fund adopted its current goal and strategies on 11/1/1997; performance before that time may have been different had its current goal and strategy been in place.


ANNUAL TOTAL RETURNS (%) AS OF 12/31

                             94         95         96        97        98
                           (5.74)      22.47      1.06      9.98      8.41

 BEST QUARTER: 6.79% Q2 1995
 WORST QUARTER: -4.83% Q1 1994
 YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: -0.99%




 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998

                                                             SINCE
                                       1 YEAR     5 YEARS  INCEPTION
-------------------------------------------------------------------------------
 Fund                                    8.41      6.82      7.13 1
 Lehman Brothers Aggregate
 Bond Index                              8.69      7.27      7.13 2

1 Inception: 3/5/1993.

2 From: 3/5/1993.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

 FEE TABLE (%)


 SHAREHOLDER FEES
------------------------------------------------------------------------------
                                                                   None

 ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------
 Management fees                                                    0.30
 Distribution (12b-1) fees                                          None
 Other expenses                                                     0.33
                                                                   -----
 Total annual operating expenses                                    0.63

 EXPENSE REDUCTION                                                 (0.28)
                                                                   -----
 NET OPERATING EXPENSES*                                            0.35
                                                                   -----


* Guaranteed by Schwab and the investment adviser through 10/31/2000.



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR              3 YEARS                5 YEARS                    10 YEARS
------------------------------------------------------------------------------
   $64                $202                  $351                        $786


The performance information above shows you how the fund's performance compares to its index, which varies over time.


10   TOTAL BOND MARKET INDEX FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



 FISCAL PERIODS ENDED 8/31                                          1999       1998     1997      1996     1995
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value at beginning of period                              10.18      9.75      9.38     9.80     9.33
                                                                   --------------------------------------------
Income from investment operations:
   Net investment income                                             0.55      0.60      0.65     0.65     0.69
   Net realized and unrealized gain (loss) on investments           (0.53)     0.43      0.37    (0.42)    0.47
                                                                   --------------------------------------------
   Total income from investment operations                           0.02      1.03      1.02     0.23     1.16
Less distributions:
   Dividends from net investment income                             (0.55)    (0.60)    (0.65)   (0.65)   (0.69)
   Distributions from net realized gain on investments              (0.07)       --        --       --       --
                                                                   --------------------------------------------
   Total distributions                                              (0.62)    (0.60)    (0.65)   (0.65)   (0.69)
NET ASSET VALUE AT END OF PERIOD                                     9.58     10.18      9.75     9.38     9.80
                                                                   ============================================
Total return (%)                                                     0.14     10.83     11.18     2.29    13.03

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to average net assets             0.35      0.31      0.20       --       --
Expense reductions reflected in above ratio                          0.39      0.51      0.98     1.17     1.18
Ratio of net investment income to average net assets                 5.55      5.86      6.74     6.67     7.38
Portfolio turnover rate                                               174       285        51       66      240
Net assets, end of period ($ x 1,000,000)                             480       294        25       23       13


                                               TOTAL BOND MARKET INDEX FUND   11

FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $99 billion under management.



THE INVESTMENT ADVISER for the Schwab Bond Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million accounts. (All figures on this page are as of 8/31/1999.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab Bond Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/1999, these fees were 0.02% for the Schwab Short-Term Bond Market Index Fund and 0.02% for the Schwab Total Bond Market Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



KIMON DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the funds. Prior to joining the firm in October 1997, he worked for more than 17 years in research and asset management.


YEAR 2000 ISSUE

One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

The investment adviser will continue to take steps to enable its systems to handle the year 2000 problem. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.

12   FUND MANAGEMENT

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

                                                     INVESTING IN THE FUNDS   13

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


 STEP 1

 CHOOSE A FUND, then decide how much you want to invest.

 MINIMUM INITIAL INVESTMENT        MINIMUM ADDITIONAL INVESTMENTS     MINIMUM BALANCE
-------------------------------------------------------------------------------------
 $1,000                            $100                                 $500
 ($500 for retirement and                                              ($250 for retirement and
 custodial accounts)                                                    custodial accounts)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION             FEATURES
-------------------------------------------------------------------------------
Reinvestment        All dividends and capital gain distributions are invested
                    automatically in shares of your fund.

-------------------------------------------------------------------------------
Cash/reinvestment   You receive payment for dividends, while any capital gain
mix                 distributions are invested in shares of your fund.

-------------------------------------------------------------------------------
Cash You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


14   INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-   A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- These funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets.

- Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-   Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-   The name and share class of the fund whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer

-   When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

METHODS FOR PLACING ORDERS

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET

www.schwab.com/schwabfunds

SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.

                                                     INVESTING IN THE FUNDS   15

TRANSACTION POLICIES


THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

-   To change or waive a fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-   To withdraw or suspend any part of the offering made by this prospectus


16   INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Dividends derived from U.S. government securities are generally free from state and local income taxes. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

                                                     INVESTING IN THE FUNDS   17

NOTES



18    NOTES

                                                                      NOTES   19

SCHWAB
BOND INDEX FUNDS

TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room.



SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER
Schwab Bond Index Funds  811-6200


                                                                      PROSPECTUS
                                                               NOVEMBER 15, 1999


                                                          [SCHWABFUNDS (R) LOGO]

MKT4271FLT

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

             SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

                                NOVEMBER 15, 1999

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with a fund's prospectus dated November 15, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the fund at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds are a series of Schwab Investments (the trust).


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


                                TABLE OF CONTENTS


                                                                                             Page
                                                                                             ----
INVESTMENT OBJECTIVE, STRATEGIES,
SECURITIES, RISKS AND LIMITATIONS...............................................................2
MANAGEMENT OF THE FUNDS........................................................................16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................19
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................20
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................21
DESCRIPTION OF THE TRUST.......................................................................22
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................................................23
TAXATION.......................................................................................24
CALCULATION OF PERFORMANCE DATA................................................................26
APPENDIX - RATINGS OF INVESTMENT SECURITIES....................................................29

       INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

Each fund's investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. There is no guarantee a fund will achieve its investment objective.


Each fund's investment objective may be changed by vote of a majority of its shareholders. A majority vote of outstanding securities of a company means the vote, at an annual or a special meeting of shareholders of a fund where (a) 67% of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is the less.


The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

                             INVESTMENT STRATEGIES

Each fund will normally invest at least 80% of its total assets in municipal securities the interest of which is free from federal income tax including federal alternative minimum tax. This policy may be changed only by shareholders. Each fund may invest more than 25% in municipal securities financing similar projects.

                        INVESTMENT SECURITIES AND RISKS


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing. However, each fund may not purchase securities when bank borrowings exceed 5% of a fund's total assets. Each fund will monitor its level of borrowing on an on-going basis.


Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed.

Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The funds invest in higher-quality investment-grade securities. In the event a debt security held by a fund were downgraded below BBB-, the fund could continue to hold it if the investment adviser believed it would benefit the fund.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a non-diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the investment adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all other being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Finally, the duration of the debt obligation may vary over time in response to changes interest rates and other market factors.

HIGH YIELD SECURITIES are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. In addition, the high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment advisor could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium to lower quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.


ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored on an on-going basis under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

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MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the later of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser and securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final of effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers' acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Restriction: Each fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities and collateralized mortgage obligations. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

Asset-backed securities ("ABS") have structural characteristics similar to MBS. Asset-backed debt obligations represent direct or indirect participation in assets such as automobile loans,

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
credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. Further, if there is a non-appropriation but principal and/or interest is paid by a credit enhancer, such principal and/or interest payments may not be tax-exempt. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These

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
securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. The funds intend to limit investments in these securities to 20% of their total assets. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of

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
holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund's attempt to exercise the put, the fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF INVESTMENTS will be in investment grade for at least 80% of each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the board of trustees. Sometimes an investment grade quality security may be downgraded to a below investment grade quality rating. If a security no longer has at least one investment quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether the fund should continue to hold the security. Each fund will limit its investments in unrated securities to no more that 20% of its net assets.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.


STATE-SPECIFIC MUNICIPAL FUNDS are municipal funds that invest primarily and generally predominately in municipal securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions.

These funds' securities are subject to the same general risks associated with other municipal funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.


CALIFORNIA MUNICIPAL SECURITIES. These funds are state-specific municipal funds that invest substantially all of their assets in municipal securities issued by or on behalf of, the State of California, or its counties, municipalities, authorities or other subdivisions.

A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities.

In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State's revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval.

In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State general fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

From mid-1990 to late 1993, California suffered the worst recession in the State since the 1930s. The recession reduced State revenues while its health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance. During the recession, the State legislature eliminated significant components of its aid to local governments. With the end of the recession, the State's financial condition has improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years has been eliminated and no deficit borrowing has occurred at the end of the last four fiscal years. The State has also increased aid to local governments and reduced certain mandates for local services. It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or its municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

Certain tax exempt securities in which these funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance. California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund, and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (SEC). Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited. In addition, a fund intends to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

TAXABLE SECURITIES. Under normal conditions, the funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. Treasury securities include bills, notes and bonds and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Securities issued by government agencies or instrumentalities include obligations of the following:
The Farm Credit

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
System, Small Business Administration, and the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), including GNMA certificates and mortgage-backed securities, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right to borrow from the U.S. Treasury; Freddie Mac (formerly known as the Federal Home Loan Mortgage Association or "FHLMC") and Fannie Mae (formerly known as the Federal National Mortgage Association or "FNMA"), or the Student Loan Marketing Association ("Sallie Mae" or "SLMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality.

There can be no assurance that the U.S. government will provide full financial support to U.S. government-sponsored agencies or instrumentalities if the U.S. government is not obligated to do so under law. While U.S. government securities, including U.S. Treasury securities, are among the safest securities, like other fixed-income securities, they are sensitive to interest rate changes, which will cause the yield and value of such securities to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the funds could be material. The funds' investment adviser is taking steps to minimize the risks of year 2000 for the funds, including obtaining assurances from the funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds, however, minimizing year 2000 risk for the funds is a priority of the investment adviser.

The investment adviser generally attempts to take into account all material information about issuers, including the extent to which they have prepared or are preparing for the Year 2000 problem. The degree to which the investment adviser inquires into an issuer's Year 2000 preparedness falls within the discretion of the particular representatives of credit/investment research and portfolio management involved and generally depends on various factors, including the size of a fund's holdings in the issuer and the investment adviser's assessment of the significance of the Year 2000 problem to the issuer's business. Issuers whose securities represent a significant portion of a fund's holdings or for which the Year 2000 problem is seen as posing the most material risks generally receive the greatest scrutiny, while issuers at the other end of the continuum receive lesser (if any) scrutiny. The investment adviser obtains information about issuers' Year 2000 preparedness from issuers, reports filed with the SEC, rating agencies, securities analysts and various publications. The investment adviser generally is not in a position to verify and cannot guarantee the completeness or accuracy of this information. Information regarding issuers' Year 2000 preparedness may be of limited usefulness in many important respects. Some issuers may not file reports with the SEC and may not have made meaningful disclosure about Year 2000 preparedness. Disclosure by issuers who do file reports with the SEC has varied in level of detail, may be qualified without providing sufficient information to assess the significance of the qualifications, and may convey the magnitude of possible problems but not the probability of their occurrence. Altogether, these constraints limit the investment adviser's ability to form an accurate, independent judgment of issuer Year 2000 preparedness and may require the investment adviser to rely on publicly-available assessments made by issuers and others. These assessments may prove incorrect. Accordingly, the investment adviser's assessment of any issuer's Year 2000 preparedness does not assure that the issuer is or will be Year 2000 compliant or that Year 2000 related problems will not result in a material adverse effect on the issuer's business and, correspondingly, on a fund.

The State of California's reliance on information technology in every aspect of its operations has made Year 2000-related information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the Year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements, to gather, coordinate, and share information, and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Year 2000 activities and currently requires departmental monthly reporting of Year 2000 status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.

The risks posed by Year 2000 information technology related issues are not confined to computer systems, but also include problems presented by embedded microchips (products or systems that contain microchips to perform functions such as traffic control, instruments used in hospitals or medical laboratories, and California Aqueduct monitoring). To address these problems, the Governor issued Executive Order D-3-99, broadening the responsibilities for the DOIT to resolve these issues as well as legal questions associated with Year 2000 issues. To address these problems, the Governor issued Executive Order D-3-99, broadening the responsibilities for the DOIT to resolve these issues as well as legal questions associated with Year 2000 issues. In its quarterly report for the period ending July 15, 1999, the DOIT discusses the new administration's progress in addressing Y2K issues under a new action-based strategy and management model. The key component of this strategy include centralization and coordination of the State's Y2K efforts, delivery of essential services and emergency preparedness, elimination of obstacles and barriers in effort to streamline the current funding request process, and broad-based collaboration across public and private sectors through a comprehensive communication plan. A survey of all State departments has been completed and a total of about 556 mission critical IT systems, 97% have completed remediation. For fiscal year 1999-2000, the legislature created a fund of $33.5 million ($13.5 million General Fund) for unanticipated Y2K costs, which can be increased if necessary.

Although the State reports that it is making substantial progress overall toward the goal of Year 2000 compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State has indicated that all missing critical systems will have a contingency plan in place to mitigate potential systems failures.

The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office had reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system, consistent with the Governor's Executive Order. The final steps of testing will be completed during 1999. Both offices are actively working with the outside entities with whom they interface to ensure that they are also compliant. There can be no assurance that steps being taken by California state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any material adverse impact upon the budgets or operations of those agencies or upon a fund.

This discussion is based on publicly available information about Year 2000 efforts that was provided by the State of California, and has not been independently verified by the investment adviser or the funds. In addition, the discussion does not address potential risks associated with the computer systems of California local governments and authorities.

In addition to historical information, this discussion contains forward-looking statements that reflect certain government officials' publicly stated expectations about Year 2000 preparedness. Achievement of the expressed expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from the expressed expectations. An important factor that may cause such differences includes the unknown risks associated with Year 2000 computer system conversions or remediation.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's shareholders.

EACH FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the Schwab California Long-Term Tax-Free Fund, provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the Schwab California Short/Intermediate Tax-Free Fund and as a matter of non-fundamental policy that may be changed by the board of trustees, so long as no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to the 5% limitation set forth above.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

3) Invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each fund may (1) purchase securities of companies that deal in real estate or interests therein, and (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

8) Lend money to any person, except that each fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and
         (2) lend its portfolio securities.

9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each fund may do so with respect to no more than 10% of its net assets.

11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

The following investment policies and restrictions are non-fundamental and may be changed by the trust's board of trustees. Each fund may not:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the trust's board of trustees based upon the trading markets for the securities.

4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a fund in units or attached to other securities are deemed to be without value.

5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's total assets.

6)       Make short sales, except for short sales against the box.

7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

9) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the fund.

10) Purchase an unrated security, if, as a result, more than 20% of its net assets would be invested in unrated securities.

11) Invest more than 25% of its total assets in when-issued and delayed-delivery securities, or purchase such securities for speculative purposes.

12) Each fund will normally invest at least 65% of its total assets in securities deemed by the investment adviser to be bonds.

Note that with respect to non-fundamental restriction (3), each fund does not currently intend to invest more than 5% of its total assets in restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the trust's board of trustees based upon the trading markets for the securities.

                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:

NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
OF BIRTH                                THE TRUST                 AFFILIATIONS
--------                                ---------                 ------------
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation; Chairman, Chief
                                                                  Executive Officer and Director, Charles Schwab Holdings, Inc.;
                                                                  Chairman and Director,  Charles Schwab & Co., Inc., Charles Schwab
                                                                  Investment Management, Inc., The Charles Schwab
                                                                  Trust Company and Schwab Retirement Plan Services,
                                                                  Inc.; Chairman and Director (current board
                                                                  positions), and Chairman (officer position) until
                                                                  December 1995, Mayer & Schweitzer, Inc. (a securities
                                                                  brokerage subsidiary of The Charles Schwab
                                                                  Corporation); Director, The Gap, Inc. (a clothing
                                                                  retailer), Transamerica Corporation (a financial
                                                                  services organization), AirTouch Communications (a
                                                                  telecommunications company) and Siebel Systems (a
                                                                  software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products
                                                                  and Services, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer, Chief Financial
                                                                  Officer and Director, Charles Schwab
                                                                  Investment Management, Inc. From 1994 to
                                                                  1996, Mr. Scheid was Executive Vice
                                                                  President of Finance for First Interstate
                                                                  Bancorp and Principal Financial Officer from
                                                                  1995 to 1996. Prior to 1994, Mr. Scheid was
                                                                  Chief Financial Officer, First Interstate
                                                                  Bank of Texas.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates.
September 23, 1931                                                From 1996 to 1999, Mr. Dorward was Executive
                                                                  Vice President and Managing Director, Grey
                                                                  Advertising.  From 1990 to 1996, Mr. Dorward was
                                                                  President and Chief Executive Officer, Dorward &
                                                                  Associates (advertising and marketing/consulting
                                                                  firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).


----------------------
*This trustee is an "interested person" of the trust.

NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
OF BIRTH                                THE TRUST                 AFFILIATIONS
--------                                ---------                 ------------
WILLIAM J. KLIPP*                       Trustee                   Until October 14, 1999, he was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; Executive Vice President and Chief
                                                                  Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real
                                                                  estate investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for Robertson
                                                                  Stephens Investment Management, Inc. From 1993
                                                                  to 1994, she was Vice President of Fund
                                                                  Accounting, Capital Research and Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a board of trustees. The board of trustees meets regularly to review a fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information concerning compensation of the trustees.

----------------------
* This trustee is an "interested person" of the trust.

                                                 ($)              Pension or         ($)
                                       Aggregate Compensation     Retirement        Total
          Name of Trustee                  from each Fund          Benefits     Compensation
                                                                  Accrued as      from Fund
                                                                   Part of        Complex 1
                                                                     Fund
                                                                   Expenses
                                California       California
                                Short/Interme-   Long-Term
                                diate Tax-Free   Tax-Free
                                Bond Fund        Bond Fund
------------------------------  ---------------  --------------  ------------  ----------------
         Charles R. Schwab                0            0             N/A              0
         Steven L. Scheid 2               0            0             N/A              0
         William J. Klipp                 0            0             N/A              0
         Donald F. Dorward             $2,004        $2,181          N/A          $118,150
         Robert G. Holmes              $2,004        $2,181          N/A          $118,150
         Donald R. Stephens            $2,004        $2,181          N/A          $118,150
         Michael W. Wilsey             $1,858        $2,018          N/A          $109,450


1 Unless otherwise stated, information is for the fund complex, which included 40 funds as of August 31, 1999.

2   Mr. Scheid became President and trustee on August 18, 1998.

                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 20, 1999, the officers and trustees of the funds, as a group owned of record or beneficially less than 1% of the outstanding voting securities of the funds.

As of October 15, 1999, William S. Thompson, 5020 S. Lakeshore Drive, Chicago, Il 60615 directly or beneficially owned, 5.07% of shares of the Schwab California Short/Intermediate Municipal Bond Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $500 million - 0.30%
More than $500 million - 0.22%


Prior to November 15, 1999 for its advisory and administrative services for each fund, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's average daily net assets.



For the fiscal years ended August 31, 1997, 1998 and 1999, the investment advisory fees incurred by the Schwab California Short/Intermediate Tax-Free Bond Fund were $99,000 (fees were reduced by $110,000), $77,000 (fees were reduced by $215,000), and $149,000 (fees were reduced by $318,000), respectively.



For the fiscal years ended August 31, 1997, 1998 and 1999, the investment advisory fees incurred by the Schwab California Long-Term Tax-Free Bond Fund were $238,000 (fees were reduced by $222,000), $209,000 (fees were reduced by $409,000), and $307,000 (fees were reduced by $533,000), respectively.


The investment adviser and Schwab have voluntarily agreed to guarantee at least through October 31, 2000 that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.49% of each fund's average net assets.

                                  DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.20% of the average daily net assets of each fund.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, Airport Business Center, 103 Bellevue Parkway, Wilmington DE 19809, serves as custodian for the funds and PFPC, Inc., located at the same address, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT


The funds' independent accountant, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco CA 94105. Each fund's audited financial statements for the fiscal year ending August 31, 1999, will be included in the fund's annual report that is supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.


The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1998 and 1999 were 8% and 7%, respectively. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 1998 and 1999 were 28% and 55%, respectively.

                             PORTFOLIO TRANSACTIONS

The funds paid no brokerage commissions in the last three fiscal years.

The funds typically purchase and sell securities on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The funds may, however, pay commissions in connection with their options transactions. When placing orders for each fund's securities transactions, the investment adviser uses its best judgement to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the investment adviser may use Schwab to execute a fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts' law on October 26, 1990.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by a fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

Each fund may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

As long as a fund or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing a fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in a fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or

(3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.


The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in the fund.


Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."


Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.


                          CALIFORNIA TAX CONSIDERATIONS

Each fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). A fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) a fund continues to qualify as a regulated investment company.

If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.

If a fund qualifies to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"), dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the fund's taxable year and (2) to the extent the interest received by the fund during the year on California Tax-Exempt Obligations exceeds expenses of the fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if the fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

                         CALCULATION OF PERFORMANCE DATA


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.




                            Standardized Total Return

                             Average Annual Total          Average Annual Total
Average Annual Total Return for 1 year ended       Return for 5 years ended
Return from commencement August 31, 1999               August 31, 1999
of operations to August 31, 1999 * Fund
Schwab California                       2.16%                      4.62%
4.24% Short/Intermediate Tax-Free Bond Fund

Schwab California                     - 1.57%                      6.05%                      6.58%
Long-Term Tax-Free Bond
Fund

* April 21, 1993 for the Schwab California Short/Intermediate Tax-Free Bond Fund and February 24, 1992 for the Schwab California Long-Term Tax-Free Bond Fund.

                     Nonstandardized Cumulative Total Return

             Fund                                       Cumulative Total Return as of August 31, 1999*
Schwab California Short/Intermediate Tax-Free Bond                             30.24%
Fund

Schwab California Long-Term Tax-Free Bond Fund                                 61.44%


* April 21, 1993 for the Schwab California Short/Intermediate Tax-Free Bond Fund and February 24, 1992 for the Schwab California Long-Term Tax-Free Bond Fund.

Each fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.

                                  30-Day Yield

              Fund                                      30-day period ended August 31, 1999
Schwab California Short/Intermediate Tax-Free Bond                             3.87%
Fund

Schwab California Long-Term Tax-Free Bond Fund                                 5.13%


A 30-day yield is calculated by dividing the net investment per share earned during a 30-day period by a fund's share price on the last day of the period.


                           30-Day Tax-Equivalent Yield

                         Fund                           30-day period ended August 31, 1999
Schwab California Short/Intermediate Tax-Free Bond                             7.06%
Fund

Schwab California Long-Term Tax-Free Bond Fund                                 9.36%



The tax equivalent yield of the funds is calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to 1 minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the funds, a maximum combined federal and State of California marginal rate of 45.2% is normally used.


Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation.

The performance of a fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. A fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a fund's performance to be higher or lower than that of an index.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                         DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+      HIGH CREDIT QUALITY. PROTECTION FACTORS ARE STRONG. RISK IS MODEST BUT
AA-      MAY VARY SLIGHTLY FROM TIME TO TIME BECAUSE OF ECONOMIC CONDITIONS.

A+       Protection factors are average but adequate. However, risk factors are
A-       more variable and greater in periods of economic stress.

BBB+     Below average protection factors but still considered sufficient for
BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+      Below investment grade but deemed likely to meet obligations when due.
BB       Present or prospective financial protection factors fluctuate according
BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+       Below investment grade and possessing risk that obligations will not be
B        met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


                                FITCH IBCA, INC.

   INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                FITCH IBCA, INC.

         Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                                FITCH IBCA, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                       SCHWAB LONG-TERM TAX-FREE BOND FUND

                                NOVEMBER 15, 1999

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with a fund's prospectus dated November 15, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the fund at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds are a series of Schwab Investments (the trust).


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.



                                TABLE OF CONTENTS
                                                                                                   Page
                                                                                                   ----
INVESTMENT OBJECTIVE, STRATEGIES,
SECURITIES, RISKS AND LIMITATIONS..............................................................      2
MANAGEMENT OF THE FUNDS........................................................................     14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................     16
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................     17
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................     18
DESCRIPTION OF THE TRUST.......................................................................     19
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................................................     20
TAXATION.......................................................................................     21
CALCULATION OF PERFORMANCE DATA................................................................     23
APPENDIX - RATINGS OF INVESTMENT SECURITIES....................................................     25

       INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

Each fund's investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital. There is no guarantee a fund will achieve its investment objective.


Each fund's investment objective may be changed by vote of a majority of its shareholders. A majority vote of outstanding securities of a company means the vote, at an annual or a special meeting of shareholders of a fund where (a) 67% of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is the less.

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

                              INVESTMENT STRATEGIES

Each fund will normally invest at least 80% of its total assets in municipal securities the interest of which is free from federal income tax including federal alternative minimum tax. This policy may be changed only by shareholders. Each fund may invest more than 25% in municipal securities financing similar projects.

                         INVESTMENT SECURITIES AND RISKS


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing. However, each fund may not purchase securities when bank borrowings exceed 5% of a fund's total assets. Each fund will monitor its level of borrowing on an on-going basis.


Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The funds invest in higher quality investment-grade securities. In the event a debt security held by a fund were downgraded below BBB-, a fund could continue to hold it if the investment adviser believed it would benefit a fund.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a non-diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the investment adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Finally, the duration of the debt obligation may vary over time in response to changes interest rates and other market factors.

HIGH YIELD SECURITIES are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. In addition, the high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic



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developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment advisor could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium to lower quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.


ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored on an on-going basis under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material




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to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the later of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser and securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers' acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Restriction: Each fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities and collateralized mortgage obligations. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.



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Asset-backed securities ("ABS") have structural characteristics similar to MBS.
Asset-backed debt obligations represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. Further, if there is a non-appropriation but principal and/or interest is paid by a credit enhancer, such principal and/or interest payments may not be tax-exempt. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities



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and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. The funds intend to limit investments in these securities to 20% of their total assets. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.



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The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund's attempt to exercise the put, the fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen a fund's overall average effective maturity.
Standby commitments are types of puts.

QUALITY OF INVESTMENTS will be in investment grade for at least 80% of each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the board of trustees. Sometimes an investment grade quality security may be downgraded to a below investment grade quality rating. If a security no longer has at least one investment quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether the fund should continue to hold the security. Each fund will limit its investments in unrated securities to no more that 20% of its net assets.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed





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number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (SEC). Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited. In addition, a fund intends to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

TAXABLE SECURITIES. Under normal conditions, the funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. Treasury securities include bills, notes and bonds and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Securities issued by government agencies or instrumentalities include obligations of the following:
The Farm Credit System, Small Business Administration, and the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), including GNMA certificates and mortgage-backed securities, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right to borrow from the U.S. Treasury; Freddie Mac (formerly known as the Federal Home Loan Mortgage Association or "FHLMC") and Fannie Mae (formerly known as the Federal National Mortgage Association or "FNMA"), or the Student Loan Marketing Association ("Sallie Mae" or "SLMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality.

There can be no assurance that the U.S. government will provide full financial support to U.S. government-sponsored agencies or instrumentalities if the U.S. government is not obligated to do so under law. While U.S. government securities, including U.S. Treasury securities, are among the safest securities, like other fixed-income securities, they are sensitive to interest rate changes, which will cause the yield and value of such securities to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark



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
in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund also could suffer losses in the event that the issuer defaults on its obligation.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the funds could be material. The funds' investment adviser is taking steps to minimize the risks of year 2000 for the funds, including obtaining assurances from the funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds, however, minimizing year 2000 risk for the funds is a priority of the investment adviser.

The investment adviser generally attempts to take into account all material information about issuers, including the extent to which they have prepared or are preparing for the Year 2000 problem. The degree to which the investment adviser inquires into an issuer's Year 2000 preparedness falls within the discretion of the particular representatives of credit/investment research and portfolio management involved and generally depends on various factors, including the size of a fund's holdings in the issuer and the investment adviser's assessment of the significance of the Year 2000 problem to the issuer's business. Issuers whose securities represent a significant portion of a fund's holdings or for which the Year 2000 problem is seen as posing the most material risks generally receive the greatest scrutiny, while issuers at the other end of the continuum receive lesser (if any) scrutiny. The investment adviser obtains information about issuers' Year 2000 preparedness from issuers, reports filed with the SEC, rating agencies, securities analysts and various publications. The investment adviser generally is not in a position to verify and cannot guarantee the completeness or accuracy of this information. Information regarding issuers' Year 2000 preparedness may be of limited usefulness in many important respects. Some issuers may not file reports with the SEC and may not have made meaningful disclosure about Year 2000 preparedness. Disclosure by issuers who do file reports with the SEC has varied in level of detail, may be qualified without providing sufficient information to assess the significance of the qualifications, and may convey the magnitude of possible problems but not the probability of their occurrence. Altogether, these constraints limit the investment adviser's ability to form an accurate, independent judgment of issuer Year 2000 preparedness and may require the investment adviser to rely on publicly-available assessments made by issuers and others. These assessments may prove incorrect. Accordingly, the investment adviser's assessment of any issuer's Year 2000 preparedness does not assure that the issuer is or will be Year 2000 compliant or that Year 2000 related problems will not result in a material adverse effect on the issuer's business and, correspondingly, on a fund.



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
                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's shareholders.

EACH FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to each fund, and as a matter of non-fundamental policy that may be changed by the board of trustees, so long as no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to the 5% limitation set forth above.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

3) Invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each fund may (1) purchase securities of companies that deal in real estate or interests therein, and (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

8) Lend money to any person, except that each fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and
         (2) lend its portfolio securities.

9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each fund may do so with respect to no more than 10% of its net assets.


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
11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

The following investment policies and restrictions are non-fundamental and may be changed by the trust's board of trustees. Each fund may not:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the trust's board of trustees based upon the trading markets for the securities.

4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a fund in units or attached to other securities are deemed to be without value.

5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's total assets.

6)       Make short sales, except for short sales against the box.

7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

9) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the fund.

10) Purchase an unrated security, if, as a result, more than 20% of its net assets would be invested in unrated securities.

11) Invest more than 25% of its total assets in when-issued and delayed-delivery securities, or purchase such securities for speculative purposes.

12) Each fund will normally invest at least 65% of its total assets in securities deemed by the investment adviser to be bonds.




Note that with respect to non-fundamental restriction (3), each fund does not currently intend to invest more than 5% of its total assets in restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the trust's board of trustees based upon the trading markets for the securities.


                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:



NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
OF BIRTH                                THE TRUST                 AFFILIATIONS
-------------------------------------   -----------------------   --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation; Chairman, Chief
                                                                  Executive Officer and Director, Charles Schwab Holdings, Inc.;
                                                                  Chairman and Director, Charles Schwab & Co., Inc., Charles
                                                                  Schwab Investment Management, Inc., The Charles Schwab Trust
                                                                  Company and Schwab Retirement Plan Services, Inc.; Chairman
                                                                  and Director (current board positions), and Chairman (officer position) until December 1995, Mayer & Schweitzer, Inc. (a securities brokerage subsidiary of The Charles Schwab
                                                                  Corporation); Director, The Gap, Inc. (a clothing retailer),
                                                                  Transamerica Corporation (a financial services organization),
                                                                  AirTouch Communications (a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and Enterprise
                                                                  President - Financial Products and Services, Charles
                                                                  Schwab & Co., Inc.; Chief Executive Officer, Chief
                                                                  Financial Officer and Director, Charles Schwab
                                                                  Investment Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of Finance for First
                                                                  Interstate Bancorp and Principal Financial Officer from
                                                                  1995 to 1996. Prior to 1994, Mr. Scheid was Chief
                                                                  Financial Officer, First Interstate Bank of Texas.

--------
* This trustee is an "interested person" of the trust.

NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
OF BIRTH                                THE TRUST                 AFFILIATIONS
-------------------------------------   -----------------------   --------------------------------------------------
DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates.
September 23, 1931                                                From 1996 to 1999, Mr. Dorward was Executive
                                                                  Vice President and Managing Director, Grey
                                                                  Advertising.  From 1990 to 1996, Mr. Dorward was
                                                                  President and Chief Executive Officer, Dorward &
                                                                  Associates (advertising and marketing/consulting
                                                                  firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

WILLIAM J. KLIPP*                       Trustee                   Until October 15, 1999, he was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; Executive Vice President and Chief
                                                                  Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for Robertson
                                                                  Stephens Investment Management, Inc. From 1993 to 1994,
                                                                  she was Vice President of Fund Accounting, Capital
                                                                  Research and Management Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.

----------
* This trustee is an "interested person" of the trust.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a board of trustees. The board of trustees meets regularly to review a fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information concerning compensation of the trustees.


                                               ($)               Pension or         ($)
                                            Aggregate            Retirement        Total
          Name of Trustee                  Compensation           Benefits      Compensation
                                               from              Accrued as      from Fund
                                            each Fund              Part of       Complex 1
                                                                    Fund
                                                                  Expenses
                                  Short/Interme-   Long-Term
                                  diate Tax-Free    Tax-Free
                                    Bond Fund      Bond Fund
------------------------------------------------------------------------------------------
         Charles R. Schwab                0            0             N/A              0
          Steven L. Scheid                0            0             N/A              0
          William J. Klipp                0            0             N/A              0
         Donald F. Dorward             $1,943        $1,957          N/A          $118,150
          Robert G. Holmes             $1,943        $1,957          N/A          $118,150
         Donald R. Stephens            $1,943        $1,957          N/A          $118,150
         Michael W. Wilsey             $1,802        $1,816          N/A          $109,450

1 Unless otherwise stated, information is for the fund complex, which included 40 funds as of August 31, 1999.


                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 20, 1999, the officers and trustees of the funds, as a group owned of record or beneficially less than 1% of the outstanding voting securities of the funds.

As of October 15, 1999, no shareholder directly or beneficially owned more than 5% of shares of the funds.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $500 million - 0.30%
More than $500 million - 0.22%


Prior to November 1, 1999 for its advisory and administrative services for each fund, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's average daily net assets.



For the fiscal years ended August 31, 1997, 1998 and 1999, the investment advisory fees incurred by the Schwab Short/Intermediate Tax-Free Bond Fund were $81,000 (fees were reduced by $137,000), $28,000 (fees were reduced by $212,000), and $69,000 (fees were reduced by $257,000), respectively.



For the fiscal years ended August 31, 1997, 1998 and 1999, the investment advisory fees incurred by the Schwab Long-Term Tax-Free Bond Fund were $38,000 (fees were reduced by $141,000), $19,000 (fees were reduced by $209,000), and $80,000 (fees were reduced by $286,000), respectively.


The investment adviser and Schwab have voluntarily agreed to guarantee at least through October 31, 2000 that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.49% of each fund's average net assets.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising.

Schwab receives no fee under the Distribution Agreement. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under the contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.20% of the average daily net assets of each fund.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, Airport Business Center, 103 Bellevue Parkway, Wilmington DE 19809, serves as custodian for the funds and PFPC, Inc., located at the same address, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT


The funds' independent accountant, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ending August 31, 1999, will be included in the fund's annual report that is supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.


The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1998 and 1999 were 22% and 8%, respectively. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 1998 and 1999 were 39% and 35%, respectively.


                             PORTFOLIO TRANSACTIONS

The funds paid no brokerage commissions in the last three fiscal years.

The funds typically purchase and sell securities on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The funds may, however, pay commissions in connection with their options transactions. When placing orders for each fund's securities transactions, the investment adviser uses its best judgement to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the investment adviser may use Schwab to execute a fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts' law on October 26, 1990.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by a fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

Each fund may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

As long as a fund or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing a fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in a fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the

Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.


The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in the fund.


Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."


Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.


                        CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.



                            Standardized Total Return


                              Average Annual Total       Average Annual Total       Average Annual Total
                              Return for 1 year          Return for 5 years         Return from
                              ended August 31, 1999      ended August 31, 1999      commencement of
                                                                                    operations to August
                                                                                    31, 1999*
Schwab Short/Intermediate               1.86%                    4.39%                      4.11%
Tax-Free Bond Fund

Schwab Long-Term Tax-Free              -3.34%                    5.57%                      5.54%
Bond Fund


* April 21, 1993 for the Schwab Short/Intermediate Tax-Free Bond Fund and September 11, 1992 for the Schwab Long-Term Tax-Free Bond Fund.


                     Nonstandardized Cumulative Total Return


Fund                                                    Cumulative Total Return as of August 31, 1999*
Schwab Short/Intermediate Tax-Free Bond Fund                                   29.25%

Schwab Long-Term Tax-Free Bond Fund                                            45.70%

* April 21, 1993 for the Schwab Short/Intermediate Tax-Free Bond Fund and September 11, 1992 for the Schwab Long-Term Tax-Free Bond Fund.




Each fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.


                                  30-Day Yield

Fund                                        30-day period ended August 31, 1999





Schwab Short/Intermediate Tax-Free Bond Fund                             4.02%

Schwab Long-Term Tax-Free Bond Fund                                      5.20%



A 30-day yield is calculated by dividing the net investment income per share earned during a 30-day period by a fund's share price on the last day of the period.

                           30-Day Tax-Equivalent Yield


Fund                                                    30-day period ended August 31, 1999
Schwab Short/Intermediate Tax-Free Bond Fund                                   6.66%

Schwab Long-Term Tax-Free Bond Fund                                            8.61%



The tax equivalent yield of the funds is calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to 1 minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the funds, the maximum federal marginal rate of 39.6% is normally used.

Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation.

The performance of a fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. A fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a fund's performance to be higher or lower than that of an index.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.






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
                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.





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
                         DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+   High credit quality. Protection factors are strong. Risk is modest but MAY
AA-   vary slightly from time to time because of economic conditions.


A+    Protection factors are average but adequate. However, risk factors are
A-    more variable and greater in periods of economic stress.


BBB+ Below average protection factors but still considered sufficient for BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+   Below investment grade but deemed likely to meet obligations when due.
BB    Present or prospective financial protection factors fluctuate according
BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+    Below investment grade and possessing risk that obligations will not be
B     met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


                                FITCH IBCA, INC.

   INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the





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
      ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                FITCH IBCA, INC.

         Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                                FITCH IBCA, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
                      SCHWAB TOTAL BOND MARKET INDEX FUND(TM)

                                NOVEMBER 15, 1999

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with a fund's prospectus dated November 15, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the fund at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds are a series of Schwab Investments (the trust).


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


Prior to November 1, 1997, Schwab Short-Term Bond Market Index Fund was named Schwab Short/Intermediate Government Bond Index Fund, and Schwab Total Bond Market Index Fund was named Schwab Long-Term Government Bond Fund.

                                TABLE OF CONTENTS


                                                                           Page
INVESTMENT OBJECTIVE, SECURITIES, RISKS AND LIMITATIONS...................   2
MANAGEMENT OF THE FUNDS...................................................  21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................  23
INVESTMENT ADVISORY AND OTHER SERVICES....................................  24
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................  25
DESCRIPTION OF THE TRUST..................................................  26
PURCHASE, REDEMPTION AND PRICING OF SHARES................................  27
TAXATION..................................................................  28
CALCULATION OF PERFORMANCE DATA...........................................  29
APPENDIX - RATINGS OF INVESTMENT SECURITIES...............................  32

             INVESTMENT OBJECTIVE, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

Each fund's investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.

There is no guarantee a fund will achieve its investment objective.

The indexes are the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index for the Schwab Short-Term Bond Index Fund (the Short-Term Index), and the Lehman Brothers Aggregate Bond Index for the Schwab Total Bond Market Index Fund (the Aggregate Bond Index).

The Short-Term Index is a market-capitalization weighted index of investment-grade debt securities with maturities between one and five years.

The Aggregate Bond Index is a market-weighted index of investment-grade debt securities with maturities of greater than one year.

The securities in each index also are required to be publicly issued and have a par amount outstanding of at least $100 million and a fixed interest rate.


Each fund's investment objective may be changed by vote of a majority of its shareholders. A majority vote of outstanding securities of a company means the vote, at an annual or a special meeting of shareholders of a fund where (a) 67% of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is the less.


The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its Index in order to increase income. This particular substitution - a corporate bond substitution - may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market.

Each fund will restrict its corporate bond substitutions to issues with less than 4 years remaining to maturity, and in the aggregate to no more than 15% of its net assets.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, each fund may not purchase securities when bank borrowings exceed 5% of a fund's total assets. Presently, each fund only intends to borrow from banks for temporary purposes. Each fund will monitor its level of borrowing on an on-going basis. Each fund will monitor its level of borrowing on an on-going basis.

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on the primary characteristics of non-U.S. (foreign) banks, each fund has identified each foreign country as a separate bank industry for purposes of a fund's concentration policy. Each fund will limit its investments in securities issued by foreign banks in each country to less than 25% of its net assets.


Based on the primary characteristics of the various types of asset-backed securities, for purposes of a fund's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets.

Each fund will limit its investments in each such industry to less than 25% of its net assets.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the investment adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration of a fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes interest rates and other market factors.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

Among foreign securities in which the funds may invest are Eurodollar Bonds, which are U.S. dollar denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks, and issuing houses from many countries.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of a fund's investments and/or increase its expenses. While the investment advisor has taken steps to minimize the impact of the conversion on a fund, it is not possible to know precisely what impact the conversion will have on a fund, if any, nor is it possible to eliminate the risks completely.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long", position and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.

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When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will segregate assets in a separate account in an amount equal to the notional value of its outstanding futures contracts.

While each fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. In addition, the high yield market is relatively new and its growth has paralleled a long period of economic expansion and

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an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.


ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored on an on-going basis under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEX PARTICIPATIONS and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each fund normally will invest 65% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in

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securities issued by foreign issuers, including American Depository Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan.

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the later of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an

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"expected life" basis by the investment adviser and securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MORTGAGE-BACKED SECURITIES (MBS) and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities and collateralized mortgage obligations. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

Asset-backed securities (ABS) have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of



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economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will deposit with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the investment adviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option.



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The purpose of writing such options is to generate additional income for a fund.
However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

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A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its net assets.

QUALITY OF INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the board of trustees. Sometimes an investment-grade quality security may be down-graded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. If any of a fund's lower-quality securities were down-graded to below the sixth rating category, the investment adviser will promptly sell the security on behalf of the fund.

The investment adviser may also elect to purchase high-yield securities for either fund, subject to an aggregate limit of 5% of the investing fund's assets and only in circumstances where the investment adviser believes that the credit quality of the security (or issuer thereof) is reasonably likely to be upgraded to investment-grade in the foreseeable future. If such an upgrade were to occur under these circumstances, the value of the security would likely increase, thereby raising the potential for the investing fund to realize a gain on its investment and/or track the performance of its index. There is no guarantee that any such upgrade will occur, however, and all such high-yield securities are subject to the risks associated with non-investment grade instruments. In order to limit the funds' exposure in this regard, the investment manager will not purchase for the funds high-yield securities that are rated (at the time of purchase) below B or the equivalent by Moody's or S&P. In addition, if a high-yield security that is held by either fund is downgraded to below B or the equivalent by Moody's or S&P, the investment adviser will promptly dispose of the security.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.


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RISK MANAGEMENT TECHNIQUES used by a fund may include buying and selling futures and options contracts, entering into swap and wrap agreements and investing in various types of derivative instruments. A fund may use risk management techniques, including derivative instruments, for any lawful purpose consistent with its investment objective, such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average effective maturity of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in the SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (SEC). Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited. In addition, a fund intends to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

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Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.

SINKING FUNDS may be established by bond issuer's to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is during periods of falling interest rates.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates or other conditions, such as security prices or inflation rates. For example, if a fund agreed to pay a fixed rate in exchange for a floating rate while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, the fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to segregate appropriate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. Treasury securities include bills, notes and bonds and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Securities issued by government agencies or instrumentalities include obligations of the following:
The Farm Credit System, Small Business Administration, and the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), including GNMA certificates and mortgage-backed securities, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right to borrow from the U.S. Treasury; Freddie Mac (formerly known as the Federal Home Loan Mortgage Association or "FHLMC") and Fannie Mae (formerly known as the Federal National Mortgage Association or "FNMA"), or the Student Loan Marketing Association ("Sallie Mae" or "SLMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality.

There can be no assurance that the U.S. government will provide full financial support to U.S. government-sponsored agencies or instrumentalities if the U.S. government is not obligated to do so under law. While U.S. government securities, including U.S. Treasury securities, are among the safest securities, like other fixed-income securities, they are sensitive to interest rate changes, which will cause the yield and value of such securities to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate or income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the board of trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the funds could be material. The funds' investment adviser is taking steps to minimize the risks of year 2000 for the funds, including obtaining assurances from the funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds, however, minimizing year 2000 risk for the funds is a priority of the Investment Manager.

Because each fund intends to track an index rather than focus on the fundamentals of the underlying issuers, the investment adviser generally will not take into account the extent to which an issuer has prepared or is preparing for the year 2000 problem when managing a fund's portfolio. It is possible that a fund's portfolio and performance may be materially affected by an issuer's year 2000 related problems.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's shareholders.

EACH FUND MAY:

1) Lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rule or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2) Pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3) Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4) Underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5) Not, as to 75% of the fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

6) Not invest for the purpose of exercising control or management of another issuer.

7) Not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

8) Issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

9) Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.


Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.


Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund's non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets.

The following investment policies and restrictions are non-fundamental and may be changed by the trust's board of trustees. Each fund may not:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

3) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the trust's board of trustees based upon the trading markets for the securities.

4) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a fund in units or attached to other securities are deemed to be without value.

5) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's total assets.

6)       Make short sales, except for short sales against the box.

7) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

9) Lend money to any person, except that each fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and
         (2) lend its portfolio securities.

10) Borrow money, except from banks for temporary purposes to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each fund will not purchase securities while borrowings represent more than 5% of its total assets.

11) Pledge, mortgage or hypothecate any of its assets, except that to secure allowable borrowing, each fund may do so with respect to no more than one-third of the value of its total assets.

12) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

13) Purchase securities of any other issuer (other than U.S. government securities ) if, as a result, more than 25% of its total assets would be invested in the securities if an issuer from a single industry or group of industries.

14) Purchase the securities of any issuer if, as a result more than 15% of its net assets would be invested in illiquid securities.


15) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each fund may (1) purchase securities of companies that deal in real estate or interests therein, and (2) purchase or sell futures contracts, options contracts, equity index participations and index participations contracts.

                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:


NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
OF BIRTH                                THE TRUST
---------------------------------       ---------------------     --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation;
                                                                  Chairman, Chief Executive Officer and Director,
                                                                  Charles Schwab Holdings, Inc.; Chairman and Director,
                                                                  Charles Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc., The Charles Schwab Trust Company
                                                                  and Schwab Retirement Plan Services, Inc.; Chairman
                                                                  and Director (current board positions), and Chairman
                                                                  (officer position) until December 1995, Mayer &
                                                                  Schweitzer, Inc. (a securities brokerage subsidiary
                                                                  of The Charles Schwab Corporation); Director, The
                                                                  Gap, Inc. (a clothing retailer), Transamerica
                                                                  Corporation (a financial services organization),
                                                                  AirTouch Communications (a telecommunications
                                                                  company) and Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Charles Schwab & Co., Inc.; Chief Executive
                                                                  Officer, Chief Financial Officer and Director,
                                                                  Charles Schwab Investment Management, Inc. From 1994
                                                                  to 1996, Mr. Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and Principal
                                                                  Financial Officer from 1995 to 1996. Prior to 1994,
                                                                  Mr. Scheid was Chief Financial Officer, First
                                                                  Interstate Bank of Texas.


----------------
* This trustee is an "interested person" of the trust.

NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
OF BIRTH                                THE TRUST
---------------------------------       ---------------------     --------------------------------------------------

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates.
September 23, 1931                                                From 1996 to 1999, Mr. Dorward was Executive
                                                                  Vice President and Managing Director, Grey
                                                                  Advertising.  From 1990 to 1996, Mr. Dorward was
                                                                  President and Chief Executive Officer, Dorward &
                                                                  Associates (advertising and marketing/consulting
                                                                  firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

WILLIAM J. KLIPP*                       Trustee                   Until October 15, 1999, he was Executive Vice
December 9, 1955                                                  President, SchwabFunds(R), Charles Schwab & Co.,
                                                                  Inc.; Executive Vice President and Chief
                                                                  Operating Officer, Charles Schwab Investment
                                                                  Management, Inc.

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for Robertson
                                                                  Stephens Investment Management, Inc. From
                                                                  1993 to 1994, she was Vice President of Fund
                                                                  Accounting, Capital Research and Management
                                                                  Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


----------------
* This trustee is an "interested person" of the trust.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a board of trustees. The board of trustees meets regularly to review a fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information concerning compensation of the trustees.


                                              ($)             Pension or            ($)
                                           Aggregate          Retirement           Total
           Name of Trustee               Compensation      Benefits Accrued     Compensation
                                        from each Fund 1     as Part of Fund       from Fund
                                                               Expenses           Complex 2
                                       Short-   Total
                                       Term     Bond
                                       Bond     Market
----------------------------------     ------   ------    ------------------    ---------------
          Charles R. Schwab               0        0             N/A                 0
          Steven L. Scheid                0        0             N/A                 0
          William J. Klipp                0        0             N/A                 0
          Donald F. Dorward            $2,139    $2,475          N/A              $118,150
          Robert G. Holmes             $2,139    $2,475          N/A              $118,150
          Donald R. Stephens           $2,139    $2,475          N/A              $118,150
          Michael W. Wilsey            $1,982    $2,295          N/A              $109,450

1 For the fiscal year ended August 31, 1999.

2 Unless otherwise stated, information is for the fund complex, which included 40 funds as of August 31, 1999.


                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 20, 1999, the officers and trustees of Schwab Total Bond Market Index Fund, as a group owned of record or beneficially less than 1% of the outstanding voting securities of the fund.

As of October 20, 1999, the officers and trustees of Schwab Short-Term Bond Market Index Fund owned of record or beneficially less than 1% of the outstanding voting securities of the fund, excluding Charles R. Schwab as reported below.

As of October 15, 1999, Charles R. Schwab, 101 Montgomery Street, San Francisco CA 94119 directly or beneficially owned, 10.8% of shares of the Schwab Short-Term Bond Market Index Fund. As of the same date, Market Track Growth II Portfolio, Market Track Growth Portfolio, Market Track Balanced Portfolio and Market Track Conservative Portfolio, 101 Montgomery Street, San Francisco, CA 94119, in the aggregate, directly or beneficially owned 57.9% of the Schwab Total Bond Market Index Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $500 million - 0.30%
More than $500 million - 0.22%


Prior to November 15, 1999 for its advisory and administrative services for each fund, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's daily net assets.


For the fiscal years ended August 31, 1997, 1998 and 1999, the investment advisory fees incurred by the Schwab Short-Term Bond Market Index Fund were $295,000 (fees were reduced by $234,000), $25,000 (fees were reduced by $561,000) and $0 (fees were reduced by $760,000), respectively.


For the fiscal years ended August 31, 1997, 1998 and 1999, the investment advisory fees incurred by the Schwab Total Bond Market Index Fund, were $0 (fees were reduced by $89,000), $0 (fees were reduced by $580,000) and $76,000 (fees were reduced by $1,498,000), respectively.



The investment adviser and Schwab have voluntarily guaranteed that, through at least October 31, 2000, total operating expenses of the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund will not exceed 0.35%, of each fund's average daily net assets.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.20% of the average daily net assets of each fund.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 103 Bellevue Parkway, Wilmington DE 19809, serves as custodian for the funds and PFPC, Inc., located at the same address, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT


The funds' independent accountant, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ending August 31, 1999, will be included in the fund's annual report that is supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.


The portfolio turnover rates for the Schwab Total Bond Market Index Fund for the fiscal years ended August 31, 1998 and 1999 were 285% and 174%, respectively. The portfolio turnover rates for the Schwab Short-Term Bond Index Fund for the fiscal years ended August 31, 1998 and 1999 were 128% and 195%, respectively.

The funds experienced higher turnover rates during fiscal year ended August 31, 1998 due to each portfolio being restructured to reflect its new investment strategy.


                             PORTFOLIO TRANSACTIONS

The funds paid no brokerage commissions in the last three fiscal years.

The funds typically purchase and sell securities on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The funds may, however, pay commissions in connection with their options transactions. When placing orders for each fund's securities transactions, the investment adviser uses its best judgement to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the investment adviser may use Schwab to execute a fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts' law on October 26, 1990.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by a fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

Each fund may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

As long as a fund or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing a fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in a fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


                                   Average Annual Total      Average Annual Total           Average Annual Total
                                     Return for 1 year        Return for 5 years          Return from commencement
                                   ended August 31, 1999     ended August 31, 1999            of operations to
                                                                                              August 31, 1999*
Schwab Short-Term Bond Fund            2.66%                      5.63%                      5.58%

Schwab Total Bond Market               0.14%                      7.36%                      5.99%
Index Fund


* November 5, 1991 for Schwab Short-Term Bond Market Index Fund and March 5, 1993 for the Schwab Total Bond Market Index Fund.

Each fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.

Fund                                         Cumulative Total Return as of August 31, 1999*
Schwab Short-Term Bond Index Fund                             52.89%

Schwab Total Bond Market Index Fund                           45.94%

* November 5, 1991 for Schwab Short-Term Bond Market Index Fund and March 5, 1993 for the Schwab Total Bond Market Index Fund.

A 30-day yield is calculated by dividing the net investment income per share earned during a 30-day period by a fund's share price on the last day of the period.

Fund                                           30-day period ended August 31, 1999
Schwab Short-Term Bond Index Fund                             5.71%

Schwab Total Bond Market Index Fund                           6.25%


The performance of a fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. A fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a fund's performance to be higher or lower than that of an index.

                          COMPARATIVE INDEX PERFORMANCE

Each fund's performance may be compared to various unmanaged bond indexes in addition to the Lehman Brothers Short (1-5) Government/Corporate Index and the unmanaged Lehman Brothers Aggregate Bond Index, including but not limited to, the Salomon Brothers High Grade Index, the Shearson Lehman Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Bond Master Index and to Lipper Analytical Services, Inc. averages and Morningstar, Inc. rankings.


The following tables illustrate the historical total return of securities comprising the indexes beginning calendar year end December 31, 1989 through calendar end December 30, 1998. This historical information is not indicative of any future trend of the funds or the particular market sectors that the Indexes represent.



                DATE           AGGREGATE BOND INDEX     GOVERNMENT/CORPORATE INDEX
           Dec. 31, 1989              14.53                       11.70
           Dec. 31, 1990               8.96                        9.69
           Dec. 31, 1991              16.00                       13.14
           Dec. 31, 1992               7.40                        6.83
           Dec. 31, 1993               9.75                        7.10
           Dec. 31, 1994              -2.92                       -0.72


           Dec. 31, 1995              18.47                       12.88
           Dec. 31, 1996               3.63                        4.67
           Dec. 31, 1997               9.65                        7.13
           Dec. 31, 1998               8.69                        7.63

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                         DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA-      High credit quality. Protection factors are strong. Risk is modest but
AA-      may vary slightly from time to time because of economic conditions.


A+       Protection factors are average but adequate. However, risk factors are
A-       more variable and greater in periods of economic stress.

BBB+     Below average protection factors but still considered sufficient for
BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+      Below investment grade but deemed likely to meet obligations when due.
BB       Present or prospective financial protection factors fluctuate
B- according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+ Below investment grade and possessing risk that obligations will not be met when due.

B        Financial protection factors will fluctuate widely according to
B- economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                FITCH IBCA, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                FITCH IBCA, INC.

         Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                                FITCH IBCA, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                                     PART C
                                OTHER INFORMATION
                               SCHWAB INVESTMENTS


Item 23.            Exhibits.

(a)     Articles of Incorporation                          Agreement and Declaration of Trust, dated October 26, 1990, was electronically filed and is incorporated by reference to Exhibit 1 of
                                                           Post-Effective Amendment No. 22 to Registrant's Registration Statement
                                                           on Form N-1A, filed on December 30, 1997.

(b)     By-Laws                                            Amended and Restated By-Laws were electronically filed and are incorporated by reference to Exhibit 2 of Post-Effective Amendment No.
                                                           22 to Registrant's Registration Statement on Form N-1A, filed on
                                                           December 30, 1997.

(c)     Instruments Defining Rights     (i)                Article III, Section 5, Article V, Article VI, Article VIII, Section 4
        of Security Holders                                and Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of
                                                           Trust were filed and are incorporated by reference to Exhibit 1 of
                                                           Post-Effective Amendment No. 22 to Registrant's Registration Statement
                                                           on Form N-1A, filed on December 30, 1997.

                                        (ii)               Article 9, Article 10, Section 6, and Article 11 of the Amended and
                                                           Restated By-Laws were filed and are incorporated by reference to
                                                           Exhibit 2 of Post-Effective Amendment No. 22 to Registrant's
                                                           Registration Statement on Form N-1A filed on December 30, 1997.

(d)     Investment Advisory Contracts   (i)                Investment Advisory and Administration Agreement between Registrant and
                                                           Charles Schwab Investment Management, Inc. (the "Investment Manager")
                                                           and Schedules B and C were electronically filed and are incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 22 to
                                                           Registrant's Registration Statement on Form N-1A, filed on December 30,
                                                           1997.

                                        (ii)               Amended Schedules A and D to Investment Advisory and Administration
                                                           Agreement referred to at Exhibit (d)(i) above was electronically filed and is incorporated by reference to Exhibit (d) (ii) of Post-Effective
                                                           Amendment No. 29 to Registrant's Registration Statement on Form N-1A,
                                                           filed on July 21, 1999.

(e)     Underwriting Contracts          (i)                Distribution Agreement between Registrant and Charles Schwab & Co.,
                                                           Inc. ("Schwab") was electronically filed and is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 22 to
                                                           Registrant's Registration Statement on Form N-1A, filed on December 30,
                                                           1997.

                                        (ii)               Amended Schedule A to the Distribution Agreement was electronically filed and is incorporated by reference to Exhibit (e) (ii) of
                                                           Post-Effective Amendment No. 29 to Registrant's Registration Statement
                                                           on Form N-1A, on July 21, 1999.

(f)     Bonus or Profit Sharing                            Inapplicable.
        Contracts

(g)     Custodian Agreements            (i)                Custodian Services Agreement between Registrant and PNC Bank, National
                                                           Association (formerly Provident National Bank) was electronically filed and is incorporated by reference to Exhibit 8(a) of Post-Effective
                                                           Amendment No. 22 to Registrant's Registration Statement on Form N-1A,
                                                           filed on December 30, 1997.

                                        (ii)               Amendment No. 1 to Custodian Services Agreement referred to at Exhibit
                                                           8(a) above was filed and is incorporated by reference to Exhibit 8(b)
                                                           of Post-Effective Amendment No. 13 to Registrant's Registration
                                                           Statement on Form N-1A, filed on December 29, 1996.

                                        (iii)              Amendment No. 2 to Custodian Services Agreement referred to at Exhibit
                                                           8(a) above was filed and is incorporated by reference to Exhibit 8(c)
                                                           of Post-Effective Amendment No.14 to Registrant's Registration
                                                           Statement on Form N-1A, filed on December 30, 1996.

                                        (iv)               Amended Schedule A to the Custodian Services Agreement referred to at
                                                           Exhibit 8(a) above was electronically filed by reference to Exhibit
                                                           (g)(iv) of Post-Effective Amendment No. 29 to Registrant's Registration
                                                           Statement on Form N-1A , filed on July 21, 1999.

                                        (v)                Transfer Agency Agreement between the Registrant and Schwab and
                                                           Schedule B were electronically filed and are incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 22 to Registrant's
                                                           Registration Statement on Form N-1A, filed on December 30, 1997.

                                        (vi)               Amended Schedules A and C to the Transfer Agency Agreement referred to at Exhibit 8(e) above were electronically filed and are incorporated by reference to Exhibit (g)(vi) of Post-Effective Amendment No. 29 to
                                                           Registrant's Registration Statement on Form 1-1A, filed on July 21,
                                                           1999.

                                        (vii)              Shareholder Service Agreement between the Registrant and Schwab and
                                                           Schedule B were electronically filed and are incorporated by reference to Exhibit 8(g) of Post-Effective Amendment No. 22 to Registrant's
                                                           Registration Statement on Form N-1A, filed on December 30, 1997.

                                        (viii)             Schedules A and C to the Shareholder Service Agreement between the
                                                           Registrant and Schwab referenced at Exhibit (g)(vii) above were electronically filed and are incorporated by reference to Exhibit
                                                           (g)(viii) of Post-Effective Amendment No. 29 to Registrant's
                                                           Registration Statement on Form N-1A, filed on July 21, 1999.

                                        (ix)               Accounting Services Agreement between Registrant and Provident
                                                           Financial Processing Corporation was electronically filed and is incorporated by reference to Exhibit 8(i) of Post-Effective Amendment
                                                           No. 22 to Registrant's Registration Statement on Form N-1A filed on
                                                           December 30, 1997.

                                        (x)                Amendment No. 1 to Accounting Services Agreement referred to at Exhibit
                                                           8(xii) above was filed and is incorporated by reference to Exhibit 8(j)
                                                           of Post-Effective Amendment No. 13 to Registrant's Registration
                                                           Statement on Form N-1A, filed on December 29, 1996.

                                        (xi)               Amendment No. 2 to Accounting Services Agreement referred to at Exhibit
                                                           8(xiii) above was filed and is incorporated by reference to Exhibit
                                                           8(k) of Post-Effective Amendment No. 14 to Registrant's Registration
                                                           Statement on Form N-1A, filed on December 30, 1996.

                                        (xii)              Amended Schedule A to the Accounting Services Agreement referred to at
                                                           Exhibit 8(xiii) above was electronically filed and is incorporated by reference to Exhibit (g)(xii) of Post-Effective Amendment No. 29 to
                                                           Registrant's Registration Statement on Form N-1A, filed on July 21,
                                                           1999.

                                        (xiii)             Amended Custodian Services Fee Agreement dated November 1, 1998 by and between the Registrant and PNC Bank, National Association, is
                                                           incorporated herein by reference to Exhibit (g)(xii) of Post-Effective
                                                           Amendment No. 27 to Registrant's Registration Statement on Form N-1A,
                                                           electronically filed on December 30, 1998.


                                        (xiv)              Schedule A to the Custodian Services Fee Agreement between the registrant and PNC Bank, National Association and PFPC, Inc. was
                                                           electronically filed and is incorporated by reference to Exhibit
                                                           (g)(xiv) of Post-Effective Amendment No. 29 to Registrant's
                                                           Registration Statement on Form N-1A, filed on July 21, 1999.

                                        (xv)               Accounting Services Agreement with SEI Fund Resources dated April 1,
                                                           1998, is incorporated herein by reference to Exhibit g(xiii) of
                                                           Post-Effective Amendment No. 27 to Registrant's Registration Statement
                                                           on Form N-1A, electronically filed on December 30, 1998.

                                        (xvi)              Amended Schedule A of the Accounting Services Agreement between the
                                                           Registrant and SEI Fund Resources was electronically filed and is incorporated by reference to Exhibit (g)(xvi) of Post-Effective
                                                           Amendment No. 29 to Registrant's Registration Statement on Form N-1A,
                                                           filed on July 21, 1999.

                                        (xvii)             Amendment No. 1 to the Accounting Services Agreement dated December 17,
                                                           1998, by and between Schwab Capital Trust, Schwab Annuity Portfolios,
                                                           Schwab Investments and SEI Fund Resources was electronically filed and is incorporated by reference to exhibit (g)(xvii) of Post-Effective
                                                           Amendment No. 29 to Registrant's Registration Statement on Form N-1A,
                                                           filed on July 21, 1999.

(h)     Other Material Contracts                           Inapplicable.

(i)     Legal Opinion                                      Opinion of Counsel is electronically filed herein as Exhibit (i).

(j)     Other Opinions                                     Auditors Consent is electronically filed herein as Exhibit (j).

(k)     Omitted Financial Statements                       Inapplicable.

(l)     Initial Capital Agreement       (i)                Purchase Agreement relating to shares of the Schwab 1000 Fund was electronically filed and incorporated by reference to Exhibit (l)(i) of
                                                           Post-Effective Amendment No. 29 to Registrant's Registration Statement
                                                           on Form N-1A, filed on July 21, 1999.

                                        (ii)               Purchase Agreement relating to shares of the Schwab Short-Term Bond
                                                           Market Index Fund (formerly Schwab Short/Intermediate Government Bond
                                                           Fund) was electronically filed and incorporated by reference to Exhibit
                                                           (l)(ii) of Post-Effective Amendment No. 29 to Registrant's Registration
                                                           Statement on Form N-1A, filed on July 21, 1999.

                                        (iii)              Purchase Agreement relating to shares of the Schwab California
                                                           Long-Term Tax-Free Bond Fund (formerly Schwab California Tax Free Bond
                                                           Fund) was electronically filed and is incorporated by reference to
                                                           Exhibit (l)(iii) of Post-Effective Amendment No. 29 to Registrant's
                                                           Registration Statement on Form N-1A, filed on July 21, 1999.

                                        (iv)               Purchase Agreement relating to shares of the Schwab Long-Term Tax-Free
                                                           Bond Fund (formerly Schwab National Tax Free Bond Fund) was electronically filed and is incorporated by reference to Exhibit
                                                           (l)(iv) of Post-Effective Amendment No. 29 to Registrant's Registration
                                                           Statement on Form N-1A, filed on July 21, 1999.

                                        (v)                Purchase Agreement relating to shares of the Schwab Short/Intermediate
                                                           Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond
                                                           Fund and Schwab Total Bond Market Index Fund (formerly, Schwab
                                                           Long-Term Government Bond Fund) was filed and is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 22 to
                                                           Registrant's Registration Statement on Form N-1A filed on December 30,
                                                           1997.

                                        (vi)               Purchase Agreement relating to shares of the Schwab Yield Plus Fund was electronically filed and is incorporated by reference to Exhibit
                                                           (l)(vi) of Post-Effective Amendment No. 29 to Registrant's Registration
                                                           Statement on Form N-1A, filed on July 29, 1999.

(m)     Rule 12b-1 Plan                                    Inapplicable.


(n)     Financial Data Schedule         (i)                Financial Data Schedule for Schwab Short-Term Bond Market Index Fund
                                                           (formerly Schwab Short/Intermediate Government Bond Fund) is electronically filed herein as Exhibit (n)(i).

                                        (ii)               Financial Data Schedule for Schwab Total Bond Market Index Fund
                                                           (formerly Schwab Long-Term Government Bond Fund) Fund is electronically filed herein as Exhibit (n)(ii).

                                        (iii)              Financial Data Schedule for Schwab Short/Intermediate Tax-Free Bond
                                                           Fund is electronically filed herein as Exhibit (n)(iii).

                                        (iv)               Financial Data Schedule for Schwab Long-Term Tax-Free Bond Fund is
                                                           electronically filed herein as Exhibit (n)(iv).

                                        (v)                Financial Data Schedule for Schwab California Short/Intermediate
                                                           Tax-Free Bond Fund is electronically filed herein as Exhibit (n)(v).

                                        (vi)               Financial Data Schedule for Schwab California Long-Term Tax-Free Bond
                                                           Fund was filed and is incorporated by reference to Exhibit is electronically filed herein as Exhibit (n)(vi).

(o)     Rule 18f-3 Plan                                    Registrant's Amended and Restated Multiple Class Plan for Investor and
                                                           Select Shares of Schwab 1000 Fund(R)and Schwab YieldPlus Fund(TM)was
                                                           electronically filed and is incorporated by reference to Exhibit (o)(i)
                                                           of Post-Effective Amendment No. 29 to Registrant's Registration
                                                           Statement on Form N-1A, filed on July 29, 1999.



Item 24.          Persons Controlled by or under Common Control with the
                  Registrant.

                 The Charles Schwab Family of Funds (the "Schwab Fund Family"), Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, the Schwab Fund Family, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.

Item 25.         Indemnification.

Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser


Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to Registrant, also serves as the Investment Manager to The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future as well as provider of advisory services to The Schwab Fund for Charitable Giving and to Charles Schwab Asset Management (Ireland) Limited.


The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the Investment Manager
(CSIM) and/or Schwab & Co. Inc. (principal underwriter) is or has been engaged during the past two fiscal years is as follows:

Name and Position
with Registrant                  Name of Company                                   Capacity
-----------------------------    --------------------------------------------      ---------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman and Director
Chairman and Trustee
                                 The Charles Schwab Corporation                    Chairman, Co-Chief Executive
                                                                                   Officer and Director

                                 Charles Schwab Investment Management, Inc.        Chairman and Director

                                 The Charles Schwab Trust Company                  Chairman and Director

                                 Mayer & Schweitzer, Inc.                          Chairman and Director until
                                                                                   January 1999

                                 Schwab Retirement Plan Services, Inc.             Chairman and Director until
                                                                                   January 1999

                                 Charles Schwab Limited                            Chief Executive Officer

                                 Performance Technologies, Inc.                    Chairman and Director until
                                                                                   January 1999

                                 TrustMark, Inc.                                   Chairman and Director until
                                                                                   January 1999


Name and Position
with Registrant                  Name of Company                                   Capacity
-----------------------------    --------------------------------------------      ---------------------------------
                                 The Gap, Inc.                                     Director

                                 Transamerica Corporation                          Director

                                 AirTouch Communications                           Director

                                 Siebel Systems                                    Director

David S. Pottruck                Charles Schwab & Co., Inc.                        Chief Executive Officer and
                                                                                   Director

                                 The Charles Schwab Corporation                    President, Co-Chief Executive
                                                                                   Officer and Director

                                 Schwab Retirement Plan Services, Inc.             Director until January 1999

                                 Charles Schwab Limited                            Director until January 1999

                                 Charles Schwab Investment Management, Inc.        Director

                                 Mayer & Schweitzer, Inc.                          Director until January 1999

                                 Performance Technologies, Inc.                    Director until January 1999

                                 TrustMark, Inc.                                   Director until January 1999

Steven L. Scheid                 Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
President and Trustee                                                              President - Financial Products
                                                                                   and Services

                                 The Charles Schwab Corporation                    Executive Vice President and
                                                                                   Chief Financial Officer

                                 Charles Schwab Investment Management, Inc.        Chief Executive Officer, Chief
                                                                                   Financial Officer and Director

                                 The Charles Schwab Trust Company                  Director until July 1998

                                 Charles Schwab Limited                            Finance Officer

                                 Schwab Retirement Plan Services, Inc.             Director until January 1999

                                 Performance Technologies, Inc.                    Director until January 1999

                                 Mayer & Schweitzer, Inc.                          Director until January 1999

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited


Name and Position
with Registrant                  Name of Company                                   Capacity
-----------------------------    --------------------------------------------      ---------------------------------
Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management, Inc.        Corporate Secretary

Jeremiah H. Chafkin              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   SchwabFunds
                                 Charles Schwab Investment Management, Inc.        Executive Vice President and Chief
                                                                                   Operating Officer

Karen W. Chang                   Charles Schwab & Co., Inc.                        Enterprise President - General
                                                                                   Investor Services

                                 The Charles Schwab Corporation                    Executive Vice President

John P. Coghlan                  Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Retirement Plan
                                                                                   Services and Services to
                                                                                   Investment Managers

                                 The Charles Schwab Corporation                    Executive Vice President

                                 The Charles Schwab Trust Company                  President, Chief Executive Officer
                                                                                   and Director

                                 Schwab Retirement Plan Services, Inc.             Director

Frances Cole,                    Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary

Linnet F. Deily                  Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Financial Products &
                                                                                   Services

                                 The Charles Schwab Corporation                    Executive Vice President

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and Chief
                                                                                   Financial Officer

                                 The Charles Schwab Corporation                    Executive Vice President and
                                                                                   Controller


Name and Position
with Registrant                  Name of Company                                   Capacity
-----------------------------    --------------------------------------------      ---------------------------------
Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversight and Corporate
                                                                                   Secretary

                                 The Charles Schwab Corporation                    Executive Vice President, General
                                                                                   Counsel and Corporate Secretary

Wayne W. Fieldsa                 Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

                                 The Charles Schwab Corporation                    Executive Vice President

James M. Hackley                 Charles Schwab & Co., Inc.                        Executive Vice President - Retail
                                                                                   Client Services

Colleen M. Hummer                Charles Schwab & Co., Inc.                        Senior Vice President - Mutual
                                                                                   Fund Operations

Daniel O. Leemon                 The Charles Schwab Corporation                    Executive Vice President and Chief
                                                                                   Strategy Officer

                                 Charles Schwab & Co., Inc.                        Executive Vice President and Chief
                                                                                   Strategy Officer

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman and Executive Vice
                                                                                   President and Chief Information
                                                                                   Officer

                                 The Charles Schwab Corporation                    Executive Vice President and Chief
                                                                                   Information Officer

Susanne D. Lyons                 Charles Schwab & Co., Inc.                        Enterprise President - Retail
                                                                                   Client Services

                                 The Charles Schwab Corporation                    Executive Vice President

Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President - Schwab
                                                                                   Technology Services

John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President - Mutual


Name and Position
with Registrant                  Name of Company                                   Capacity
-----------------------------    --------------------------------------------      ---------------------------------
Geoffrey Penney                  Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Financial Products and
                                                                                   International Technology

George Rich                      Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Electronic
                                                                                   Brokerage

                                 The Charles Schwab Corporation                    Executive Vice President

Elizabeth Sawi                   Charles Schwab & Co., Inc.                        Executive Vice President and Chief
                                                                                   Administrative Officer

Leonard Short                    Charles Schwab & Co., Inc.                        Executive Vice President - CRS
                                                                                   Advertising and Branch Management

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Senior Vice President and                                                          Investment Officer
Chief Investment Officer

Item 27.         Principal Underwriters.

                 (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for the Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

                 (b) See Item 26(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

                 (c) Not applicable.

Item 28.         Location of Accounts and Records.

                 All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant; Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, PFPC Trust Company, 103 Bellevue Parkway, Wilmington, DE 19809; Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or SEI Fund Resources, Oaks, Pennsylvania; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia, 20005.

Item 29.         Management Services.

                 Not applicable.

Item 30.         Undertakings.

                 Not applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 31 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 12th day of November, 1999.


                                                     SCHWAB INVESTMENTS
                                                     Registrant

                                                     Charles R. Schwab *
                                                     ---------------------------
                                                     Charles R. Schwab, Chairman

                  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 12th day of November, 1999.

Signature                                        Title
---------                                        -----
Charles R. Schwab*                               Chairman and Trustee
------------------------------
Charles R. Schwab

Steve Scheid*                                    President and Trustee
------------------------------
Steve Scheid

William J. Klipp*                                Executive Vice President,
------------------------------                   Trustee and Chief Operating
William J. Klipp                                 Officer

Donald F. Dorward*                               Trustee
------------------------------
Donald F. Dorward

Robert G. Holmes*                                Trustee
------------------------------
Robert G. Holmes

Donald R. Stephens*                              Trustee
------------------------------
Donald R. Stephens

Michael W. Wilsey*                               Trustee
------------------------------
Michael W. Wilsey

Tai-Chin Tung*                                   Treasurer and Principal Financial
------------------------------                   Officer
Tai-Chin Tung

* By:  /s/ John H. Grady, Jr.
      ------------------------------
      John H. Grady, Jr., Attorney-in-Fact
      pursuant to Powers of Attorney

                                 EXHIBIT INDEX

EXHIBITS                                           DESCRIPTION

(i) Legal Opinion                   Opinion of Counsel is electronically filed
                                    herein as Exhibit (i).

(j) Other Opinions                  Auditors Consent is electronically filed
                                    herein as Exhibit (j).

(n) Financial Data Schedule   (i)   Financial Data Schedule for Schwab
                                    Short-Term Bond Market Index Fund (formerly
                                    Schwab Short/Intermediate Government Bond
                                    Fund) is electronically filed herein as
                                    Exhibit (n)(1).

                              (ii) Financial Data Schedule for Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond Fund) Fund is electronically filed herein as
                                    Exhibit (n)(2).

                              (iii) Financial Data Schedule for Schwab
                                    Short/Intermediate Tax-Free Bond Fund is electronically filed herein as
                                    Exhibit (n)(3).

                              (iv) Financial Data Schedule for Schwab Long-Term Tax-Free Bond Fund is electronically filed herein as Exhibit (n)(4).

                              (v)   Financial Data Schedule for Schwab
                                    California Short/Intermediate Tax-Free Bond
                                    Fund is electronically filed herein as
                                    Exhibit (n)(5).

                              (vi)  Financial Data Schedule for Schwab
                                    California Long-Term Tax-Free Bond Fund was filed and is incorporated by reference to
                                    Exhibit is electronically filed herein as Exhibit (n)(6).